EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.



        Preliminary Structural and Collateral Term Sheet July 11, 2005
------------------------------------------------------------------------------

                                 $862,232,000
                                 (Approximate)
                         GSAA Home Equity Trust 2005-9
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                     Approximate                  Primary      Expected       Initial      Estimated     Principal      S&P /Moody's
                      Principal    Certificate   Collateral     Credit      Pass-Through   Avg. Life      Payment         Expected
Certificates         Balance(1)       Type         Group      Support (3)     Rate (4)     (yrs) (5)   Window (5) (6)     Ratings
------------------------------------------------------------------------------------------------------------------------------------
    1A1              $122,701,000      Sr        Group I(2)     16.43%      LIBOR + [ ]%      2.39     08/05 - 12/11      AAA/Aaa
    1A2               $13,633,000      Sr        Group I(2)      7.15%      LIBOR + [ ]%      2.39     08/05 - 12/11      AAA/Aaa
    2A1              $398,746,000      Sr        Group II(2)     7.15%      LIBOR + [ ]%      1.00     08/05 - 10/07      AAA/Aaa
    2A2              $127,026,000      Sr        Group II(2)     7.15%      LIBOR + [ ]%      3.00     10/07 - 07/09      AAA/Aaa
    2A3              $149,029,000      Sr        Group II(2)     7.15%      LIBOR + [ ]%      5.62     07/09 - 12/11      AAA/Aaa
    M-1               $11,793,000      Sub     Group I and II    5.80%      LIBOR + [ ]%      4.44     10/08 - 12/11      AA+/Aa1
    M-2                $8,735,000      Sub     Group I and II    4.80%      LIBOR + [ ]%      4.42     09/08 - 12/11       AA/Aa2
    M-3                $4,367,000      Sub     Group I and II    4.30%      LIBOR + [ ]%      4.41     09/08 - 12/11      AA-/Aa3
    M-4                $4,367,000      Sub     Group I and II    3.80%      LIBOR + [ ]%      4.41     09/08 - 12/11       A+/A1
    M-5                $4,367,000      Sub     Group I and II    3.30%      LIBOR + [ ]%      4.41     09/08 - 12/11        A/A2
    M-6                $4,367,000      Sub     Group I and II    2.80%      LIBOR + [ ]%      4.40     08/08 - 12/11       A-/A3
    B-1                $4,367,000      Sub     Group I and II    2.30%      LIBOR + [ ]%      4.37     08/08 - 12/11     BBB+/Baa1
    B-2                $4,367,000      Sub     Group I and II    1.80%      LIBOR + [ ]%      4.26     08/08 - 09/11      BBB/Baa2
    B-3                $4,367,000      Sub     Group I and II    1.30%      LIBOR + [ ]%      4.04     08/08 - 01/11     BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL             $862,232,000
------------------------------------------------------------------------------------------------------------------------------------


Overview of the Non-offered Certificates
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    B-4                $4,367,070      Sub     Group I and II    0.80%         [ ]%            N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2 and
    Class 2A3 Certificates may rec eive principal payments from the other collateral group.
(3) Fully funded overcollateralization of approximately 0.80%.
(4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the
    Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional
    Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in August 2035.


Selected Mortgage Pool Data (7)
-------------------------------
----------------------------------------------------------------------------------------------------
                                                Group I             Group II           Aggregate
Scheduled Principal Balance:                  $147,616,547        $730,579,382        $878,195,929
Number of Mortgage Loans:                              674               2,256               2,930
Average Scheduled Principal Balance:              $219,016            $323,838            $299,726
Interest Only Loans:                                 84.04%              92.06%              90.71%
Weighted Average Gross Coupon:                       5.882%              5.930%              5.922%
Weighted Average Net Coupon(8):                      5.548%              5.607%              5.597%
Weighted Average FICO Score:                           713                 714                 714
Weighted Average Original LTV Ratio:                 76.69%              75.36%              75.58%
Weighted Average Stated Remaining Term
(months):                                              358                 359                 359
Weighted Average Seasoning (months):                     2                   1                   1
Weighted Average Months to Roll:                        26                  50                  46
Weighted Average Gross Margin:                        2.53%               2.35%               2.38%
Weighted Average Initial Rate Cap:                    5.86%               5.32%               5.41%
Weighted Average Periodic Rate Cap:                   4.12%               2.53%               2.79%
Weighted Average Gross Maximum Lifetime
Rate:                                                12.05%              11.42%              11.53%
----------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the
    Servicing Fee and any lender-paid mortgage insurance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Countrywide Home Loans, Inc. ("Countrywide") (28.35%), GMAC Mortgage Corporation ("GMAC") (19.48%), GreenPoint Mortgage Funding, Inc. ("GreenPoint") (12.77%), National City Mortgage Co. ("NatCity") (3.94%), or purchased through the Goldman Sachs Residential Mortgage Conduit (35.46%).

o The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing, LP (63.81%), GMAC Mortgage Corporation (19.48%), GreenPoint Mortgage Funding, Inc. (12.77%) and National City Mortgage Company (3.94%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.80%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry ForwardAmounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $862,232,000 and a term of 58 months beginning on the first Distribution Date. The trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ow nership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law .

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0509 and on Bloomberg as GSAA 05-9.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              July 28, 2005

Cut-off Date:                       July 1, 2005

Statistical Calculation Date:       June 1, 2005

Expected Pricing Date:              On or before July 18, 2005

First Distribution Date:            August 25, 2005


Key Terms
---------

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates

Non-Offered Certificates:           Class B-4 Certificates

LIBOR Certificates:                 Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Class A Certificates:               Class 1A and Class 2A Certificates

Class 1A Certificates:              Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:              Class 2A1, Class 2A2 and Class 2A3 Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Class R Certificates:               Class R-1 and Class R-2 Certificates

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class M and Class B Certificates

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Underwriter:                        Goldman, Sachs & Co.

Servicers:                          Countrywide, GMAC, GreenPoint, NatCity and Wells Fargo as Master Servicer

Trustee:                            HSBC Bank USA, National Association

Securities Administrator:           Wells Fargo Bank, N.A.

Master Servicer:                    Wells Fargo Bank, N.A.

Custodians:                         Deutsche Bank National Trust Company (64.54%) and JPMorgan Chase Bank, N.A. (35.46%)

Interest Rate Corridor              Goldman Sachs Capital Markets L.P., as the cap provider.  The short term unsecured debt
Provider:                           obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated "P- 1" by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated "Aa3" by Moody's, "A+" by
                                    S&P, and "AA-" by Fitch.

Interest Rate Corridor:             This transaction will have a one-month LIBOR interest rate corridor available to pay
                                    Basis Risk Carry forward Amounts on all the LIBOR Certificates. The Interest Rate
                                    Corridor will have an initial notional amount of $862,232,000 and a term of 58 months beginning on the first distribution date.

Servicing Fees:                     25.0 bps (32.90%)
                                    25.0 bps, increasing to 37.5 bps after the initial interest rate adjustment date (10.80%)
                                    37.5 bps (56.30%)

Distribution Date:                  25th day of the month or the next Business Day

Record Date:                        For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                         24 days on the Non-Offered Certificates
                                    0 day delay on the Offered Certificates

Prepayment Period:                  The calendar month prior to the Distribution Date

Due Period:                         The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 bas is for the LIBOR Certificates and 30/360 basis for the Non-Offered Certificates.

Interest Accrual Period:            For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment                  30% CPR
Assumption:

Group I Mortgage Loans:             Approximately $147,616,547 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:            Approximately $730,579,382 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled one month forward at 6% CPR.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    Initial Gross WAC (1):                                                       5.9217%

                                      Less Fees & Expenses (2):                                                  0.3245%
                                                                                                     -------------------------------
                                    Net WAC (1):                                                                 5.5972%

                                      Less Initial Principal Certificate Coupon (Approx.)(1)(3):                 3.5577%
                                                                                                     -------------------------------
                                    Initial Excess Spread (1):                                                   2.0395%

                                        (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                        (2) Includes the Servicing Fee and any lender-paid mortgage insurance.

                                        (3) Assumes 1-month LIBOR equal to 3.34%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:                 Yes, as to principal and interest, subject to recoverability.

Compensating Interest:              Each Servicer, with the exception of GMAC, shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                    Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of
                                    Countrywide and GreenPoint or (ii) its aggregate Servicing Fee received for the related
                                    Distribution Date in the case of NatCity. GMAC shall provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage
                                    Loans during the related Prepayment Period.

                                    Optional Clean-up Call: The transaction has a 10% optional clean-up call.

Retention of Servicing:             Although the Depositor will transfer all right, title and interest in the Mortgage Loans to the trust, with respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those
                                    Mortgage Loans without cause and transfer the s ervicing to a third party. The Mortgage
                                    Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately 35.46% of the aggregate principal balance of the Mortgage Loans as of the Statistical Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed
                                    Monthly Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master Servicer, and requires the receipt of confirmation from the Rating Agencies that the transfer of the servicing of these
                                    Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then current rating of the Certificates.

                                    Rating Agencies: Standard & Poor's Ratings Services, a division of The McGraw Hill
                                    Companies, Inc., and Moody's Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered Certificates.

Legal Investment:                   It is anticipated that Class A, Class M-1, Class M-2, Class M-3, Class R-1 and Class R-2
                                    Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply to the Offered Certificates. However, prospective purchasers should consult their own counsel.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                      All Principal Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; the trustee will treat this interest in certain basis risk interest carryover payments for tax purposes as a position in an interest rate cap contract. The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the
                                    Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Offered Certificates". Prior to the Step- Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.80% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.60% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.30%.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  Class     Initial Subordination Percentage    Step-Down Date Percentage
    A                   7.15%                            14.30%
   M-1                  5.80%                            11.60%
   M-2                  4.80%                             9.60%
   M-3                  4.30%                             8.60%
   M-4                  3.80%                             7.60%
   M-5                  3.30%                             6.60%
   M-6                  2.80%                             5.60%
   B-1                  2.30%                             4.60%
   B-2                  1.80%                             3.60%
   B-3                  1.30%                             2.60%
   B-4                  0.80%                             1.60%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------------------------------------------------------------------------------
             Distribution Date                             Cumulative Realized Loss Percentage:
             -----------------                             ------------------------------------
          August 2007 - July 2008         0.50% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.521% in September 2007)

          August 2008 - July 2009         0.75% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in September 2008)

          August 2009 - July 2010         1.00% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.017% in September 2009)

         August 2010 and thereafter       1.20%
-------------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 0.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M -1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M -2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M -3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M -4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M -5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M -6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Non-Offered Certificates).



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis).

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 1A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, (x) to the Class R-1 Certificates , the Group I Principal Distribution Amount, and (y) to the Class R-2 Certificates, the Group II Principal Distribution Amount, in each case until their respective certificate principal balances have been reduced to zero,

(b)   concurrently,

      (i) to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) sequentially, to the Class 2A1, Class 2A2 and Class 2A3 Certificates, in that order, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(c) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(d) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   Concurrently,

      (i) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero, and

      (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocatedsequentially to the Class 2A1, Class 2A2 and Class 2A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero, and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2 and Class 2A3 Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

      (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates and any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates , pro rata based on their respective certificate principal balances ,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

      (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective certificate principal balances immediately prior to such distribution date) to the Class 1A and Class 2A Certificates up to their respective unpaid Basis Risk Carry Forward Amounts (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the master servicing and trust agreement.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the s ervicer remittance date prior to the current Distribution Date,

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Dis tribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and
(K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
----------------------------------------------------

Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months      49-60 Months            Total
-----------   --------------  ------------- -------------  -------------- --------------   ---------------  ----------------
1 Month ARM     $24,935,362       $495,956             $0    $11,109,494     $1,000,000                $0      $37,540,811
1 Year ARM      $36,045,523             $0             $0     $4,990,065             $0                $0      $41,035,589
2 Year ARM      $21,764,810     $1,515,852     $9,082,660       $570,386             $0          $264,250      $33,197,959
3 Year ARM     $83,278,823     $1,526,202       $715,131    $17,986,872             $0                $0     $103,507,028
5 Year ARM    $491,094,912    $45,428,966       $334,666    $35,181,313             $0       $13,644,163     $585,684,020
6 Month ARM     $35,772,676    $14,563,816     $3,559,232    $15,862,771             $0          $688,729      $70,447,223
7 Year ARM       $6,783,299             $0             $0             $0             $0                $0       $6,783,299
-----------   --------------  ------------- -------------  -------------- --------------   ---------------  ----------------
      TOTAL    $699,675,405    $63,530,792    $13,691,689    $85,700,902     $1,000,000       $14,597,142     $878,195,929
===========   ==============  ============= =============  ============== ==============   ===============  ================


Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months      49-60 Months
-----------   --------------  ------------- -------------  -------------- --------------   ---------------
1 Month ARM          2.84%          0.06%          0.00%          1.27%          0.11%             0.00%
1 Year ARM           4.10%          0.00%          0.00%          0.57%          0.00%             0.00%
2 Year ARM           2.48%          0.17%          1.03%          0.06%          0.00%             0.03%
3 Year ARM           9.48%          0.17%          0.08%          2.05%          0.00%             0.00%
5 Year ARM          55.92%          5.17%          0.04%          4.01%          0.00%             1.55%
6 Month ARM          4.07%          1.66%          0.41%          1.81%          0.00%             0.08%
7 Year ARM           0.77%          0.00%          0.00%          0.00%          0.00%             0.00%
-----------   --------------  ------------- -------------  -------------- --------------   ---------------
      TOTAL         79.67%          7.23%          1.56%          9.76%          0.11%             1.66%
===========   ==============  ============= =============  ============== ==============   ===============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical
    Calculation Date unless otherwise noted.
(2) Columns may not add up due to rounding.









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

  o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.

  o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on July 7, 2005) are used.

  o   33% loss severity.

  o   There is a 6-month lag in recoveries.

  o Priced to call with collateral losses calculated through the life of the applicable bond.

  o   All Offered Certificates are priced at par.

  o All payments are assumed to be made on the 25th of the month regardless of business days.

  o Based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR.


-----------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss             LIBOR Flat                0% Return
-----------------------------------------------------------------------------------------------------------------------------
 Class M-1                       CDR (%)                       12.18                        12.23                       12.70
                               Yield (%)                      4.6780                       4.2772                      0.0613
                             WAL (years)                        4.83                         4.83                        4.76
               Modified Duration (years)                        4.30                         4.30                        4.36
                        Principal Window               May10 - May10                May10 - May10               May10 - May10
                     Principal Writedown           $4,802.00 (0.04%)          $257,265.27 (2.18%)      $2,616,459.52 (22.19%)
                       Total Collat Loss      $68,120,151.60 (7.80%)       $68,360,719.53 (7.83%)      $70,607,856.87 (8.08%)
-----------------------------------------------------------------------------------------------------------------------------
 Class M-2                       CDR (%)                       10.37                        10.41                       10.78
                               Yield (%)                      4.6719                       4.2394                      0.1336
                             WAL (years)                        5.08                         5.07                        4.93
               Modified Duration (years)                        4.49                         4.50                        4.49
                        Principal Window               Aug10 - Aug10                Aug10 - Aug10               Jul10 - Jul10
                     Principal Writedown          $22,742.03 (0.26%)          $235,785.63 (2.70%)      $1,989,090.68 (22.77%)
                       Total Collat Loss      $60,194,227.23 (6.89%)       $60,397,309.37 (6.91%)      $61,945,418.78 (7.09%)
-----------------------------------------------------------------------------------------------------------------------------
 Class M-3                       CDR (%)                        9.53                         9.54                        9.71
                               Yield (%)                      4.5524                       4.3351                      0.1986
                             WAL (years)                        5.16                         5.16                        5.11
               Modified Duration (years)                        4.56                         4.56                        4.61
                        Principal Window               Sep10 - Sep10                Sep10 - Sep10               Sep10 - Sep10
                    Principal  Writedown          $47,920.24 (1.10%)          $102,389.12 (2.34%)      $1,026,598.84 (23.51%)
                       Total Collat Loss      $56,170,799.39 (6.43%)       $56,222,847.42 (6.44%)      $57,105,622.35 (6.54%)
-----------------------------------------------------------------------------------------------------------------------------
 Class M-4                       CDR (%)                        8.71                         8.73                        8.90
                               Yield (%)                      4.6828                       4.2451                      0.0245
                             WAL (years)                        5.24                         5.24                        5.18
               Modified Duration (years)                        4.61                         4.61                        4.66
                        Principal Window               Oct10 - Oct10                Oct10 - Oct10               Oct10 - Oct10
                     Principal Writedown          $42,438.46 (0.97%)          $153,873.17 (3.52%)      $1,099,161.65 (25.17%)
                       Total Collat Loss      $52,121,565.19 (5.97%)       $52,228,215.65 (5.98%)      $53,132,506.93 (6.08%)
-----------------------------------------------------------------------------------------------------------------------------
 Class M-5                       CDR (%)                        7.91                         7.93                        8.10
                               Yield (%)                      4.7380                       4.2990                      0.0466
                             WAL (years)                        5.33                         5.32                        5.25
               Modified Duration (years)                        4.67                         4.67                        4.72
                        Principal Window               Nov10 - Nov10                Nov10 - Nov10               Nov10 - Nov10
                     Principal Writedown          $37,747.74 (0.86%)          $151,692.41 (3.47%)      $1,117,360.02 (25.59%)
                       Total Collat Loss      $48,050,165.10 (5.50%)       $48,159,433.60 (5.51%)      $49,085,892.73 (5.62%)
-----------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

-----------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss              LIBOR Flat                 0% Return

-----------------------------------------------------------------------------------------------------------------------------
Class M-6                        CDR (%)                        7.13                        7.15                         7.32
                               Yield (%)                      4.8738                      4.4368                       0.1700
                             WAL (years)                        5.41                        5.41                         5.32
               Modified Duration (years)                        4.72                        4.73                         4.77
                        Principal Window               Dec10 - Dec10               Dec10 - Dec10                Dec10 - Dec10
                     Principal Writedown          $22,114.67 (0.51%)         $137,980.76 (3.16%)       $1,122,384.49 (25.70%)
                       Total Collat Loss      $43,960,430.25 (5.03%)      $44,072,365.29 (5.04%)       $45,021,402.04 (5.15%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-1                        CDR (%)                        6.37                        6.42                         6.58
                               Yield (%)                      5.4177                      4.3049                       0.1151
                             WAL (years)                        5.49                        5.48                         5.35
               Modified Duration (years)                        4.71                        4.72                         4.76
                        Principal Window               Jan11 - Jan11               Jan11 - Jan11                Jan11 - Jan11
                     Principal Writedown          $22,868.30 (0.52%)         $320,091.60 (7.33%)       $1,268,300.14 (29.04%)
                       Total Collat Loss      $39,856,297.80 (4.56%)      $40,142,801.23 (4.60%)       $41,057,011.17 (4.70%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-2                        CDR (%)                        5.64                        5.69                         5.85
                               Yield (%)                      5.5221                      4.3817                       0.0449
                             WAL (years)                        5.58                        5.56                         5.38
               Modified Duration (years)                        4.74                        4.75                         4.79
                        Principal Window               Feb11 - Feb11               Feb11 - Feb11                Feb11 - Feb11
                     Principal Writedown          $50,824.62 (1.16%)          358,723.05 (8.21%)       $1,337,888.42 (30.64%)
                       Total Collat Loss      $35,800,729.38 (4.10%)       36,094,040.33 (4.13%)       $37,029,938.51 (4.24%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-3                        CDR (%)                        4.94                        5.00                         5.15
                               Yield (%)                      5.8441                      4.4016                       0.0837
                             WAL (years)                        5.66                        5.63                         5.40
               Modified Duration (years)                        4.77                        4.78                         4.82
                        Principal Window               Mar11 - Mar11               Mar11 - Mar11                Mar11 - Mar11
                     Principal Writedown          $13,780.54 (0.32%)         $406,963.71 (9.32%)       $1,374,243.87 (31.47%)
                       Total Collat Loss      $31,802,361.96 (3.64%)      $32,162,471.72 (3.68%)       $33,060,126.66 (3.78%)
-----------------------------------------------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one- month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                           Group I    Group II    Effective
Distribution                  Available   Available   Available   Available
   Period      Distribution   Funds Cap   Funds Cap   Funds Cap   Funds Cap
  (months)         Date          (%)         (%)         (%)         (%)
------------  -------------- ----------- ----------- ----------- ------------
      1         25-Aug-05       5.99692     5.94458     6.00750    10.22211
      2         25-Sep-05       5.68462     6.08542     5.60366    10.22211
      3         25-Oct-05       5.87413     6.28839     5.79045    10.22211
      4         25-Nov-05       5.88516     6.51903     5.75713    10.20658
      5         25-Dec-05       6.36541     7.30543     6.17555    10.21528
      6         25-Jan-06       6.16908     7.09692     5.98170    10.21902
      7         25-Feb-06       6.17217     7.09712     5.98538    10.22211
      8         25-Mar-06       6.83535     7.85775     6.62890    10.22211
      9         25-Apr-06       6.17391     7.09752     5.98742    10.22211
     10         25-May-06       6.44297     7.50151     6.22925    10.20869
     11         25-Jun-06       6.35777     7.60598     6.10578    10.21548
     12         25-Jul-06       6.57959     7.89109     6.31484    10.17159
     13         25-Aug-06       6.37046     7.63682     6.11483    10.13017
     14         25-Sep-06       6.37218     7.63709     6.11686    10.08398
     15         25-Oct-06       6.58465     7.89195     6.32079    10.03157
     16         25-Nov-06       6.37286     7.63818     6.11750    10.03731
     17         25-Dec-06       6.58747     7.90169     6.32224    10.03160
     18         25-Jan-07       6.37831     7.64945     6.12180    10.03958
     19         25-Feb-07       6.39210     7.73144     6.12184    10.03691
     20         25-Mar-07       7.13151     8.74244     6.80647    10.01691
     21         25-Apr-07       6.46089     7.96093     6.15823    10.03809
     22         25-May-07       6.69718     8.22696     6.38854    10.02933
     23         25-Jun-07       6.57794     8.17567     6.25560    10.12827
     24         25-Jul-07       6.80098     8.46308     6.46566    10.12689
     25         25-Aug-07       6.58636     8.21840     6.25712    10.12903
     26         25-Sep-07       6.60219     8.27324     6.26509    10.12895
     27         25-Oct-07       6.83185     8.57468     6.48029    10.12627
     28         25-Nov-07       6.61955     8.29872     6.28084    10.12847
     29         25-Dec-07       6.84233     8.57716     6.49240    10.12525
     30         25-Jan-08       6.62356     8.30476     6.28446    10.12904
     31         25-Feb-08       6.62964     8.34086     6.28449    10.12603
     32         25-Mar-08       7.10584     8.97453     6.72895    10.12150
     33         25-Apr-08       6.65837     8.40974     6.30515    10.13206
     34         25-May-08       7.11313     8.97787     6.73705    10.02893
     35         25-Jun-08       7.30747     9.95561     6.77341    10.22043
     36         25-Jul-08       7.55562    10.30741     7.00069    10.22259
     37         25-Aug-08       7.31503     9.99384     6.77485    10.22034
     38         25-Sep-08       7.31686     9.99704     6.77643    10.22172
     39         25-Oct-08       7.56157    10.33335     7.00270    10.22256
     40         25-Nov-08       7.33724    10.05436     6.78943    10.21690
     41         25-Dec-08       7.59020    10.41913     7.01987    10.21924
     42         25-Jan-09       7.34590    10.08651     6.79341    10.21964
     43         25-Feb-09       7.34678    10.09196     6.79339    10.21828
     44         25-Mar-09       8.13464    11.17334     7.52212    10.21862
     45         25-Apr-09       7.34739    10.09213     6.79416    10.21896
     46         25-May-09       7.60201    10.46604     7.02476    10.22599
     47         25-Jun-09       7.42286    10.28799     6.84543    10.22090


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Group I    Group II    Effective
Distribution                  Available   Available   Available   Available
   Period      Distribution   Funds Cap   Funds Cap   Funds Cap   Funds Cap
  (months)         Date          (%)         (%)         (%)         (%)
------------  -------------- ----------- ----------- ----------- ------------
     48         25-Jul-09       7.67171    10.63958     7.07359    10.22086
     49         25-Aug-09       7.42490    10.30056     6.84539    10.22158
     50         25-Sep-09       7.42486    10.30059     6.84537    10.22159
     51         25-Oct-09       7.67232    10.64397     7.07353    10.22157
     52         25-Nov-09       7.42525    10.30337     6.84533    10.22206
     53         25-Dec-09       7.67336    10.65064     7.07349    10.22206
     54         25-Jan-10       7.44194    10.30709     6.86470    10.22205
     55         25-Feb-10       7.44455    10.30712     6.86785    10.22205
     56         25-Mar-10       8.24986    11.41147     7.61296    10.22205
     57         25-Apr-10       7.46265    10.33336     6.88438    10.22540
     58         25-May-10       7.88406    10.72377     7.31208    10.21735
     59         25-Jun-10      10.26448    11.32613    10.05065    10.56227
     60         25-Jul-10      11.13553    11.71713    11.01838    11.46876
     61         25-Aug-10      10.77648    11.33929    10.66309    11.10913
     62         25-Sep-10      10.77833    11.33943    10.66526    11.12155
     63         25-Oct-10      11.13777    11.71755    11.02092    11.50364
     64         25-Nov-10      10.78264    11.33970    10.67035    11.14806
     65         25-Dec-10      11.14462    11.71784    11.02905    11.53427
     66         25-Jan-11      10.78528    11.33998    10.67342    11.17433
     67         25-Feb-11      10.78544    11.34013    10.67356    11.18686
     68         25-Mar-11      11.94182    12.55530    11.81807    12.40042
     69         25-Apr-11      10.78655    11.34174    10.67453    11.21397
     70         25-May-11      11.15067    11.71995    11.03578    11.60661
     71         25-Jun-11      10.79127    11.34203    10.68010    11.24660
     72         25-Jul-11      11.15115    11.72025    11.03625    11.63671
     73         25-Aug-11      10.79160    11.34232    10.68040    11.27656
     74         25-Sep-11      10.79177    11.34247    10.68055    11.29229
     75         25-Oct-11      11.15167    11.72071    11.03672    11.68551
     76         25-Nov-11      10.79212    11.34277    10.68086    11.32536
     77         25-Dec-11      11.15203    11.72102    11.03705    11.72082
     78         25-Jan-12      10.79247    11.34308    10.68117    11.36069
     79         25-Feb-12      10.79265    11.34323    10.68133    11.37926
     80         25-Mar-12      11.53716    12.12569    11.41814    12.18456
     81         25-Apr-12      10.79739    11.34420    10.68679    11.42295
     82         25-May-12      11.15799    11.72250    11.04378    11.82547
     83         25-Jun-12      10.83001    11.34452    10.72590    11.49899
     84         25-Jul-12      11.19121    11.72283    11.08362    11.90509
     85         25-Aug-12      10.83041    11.34484    10.72626    11.54388
     86         25-Sep-12      10.83061    11.34500    10.72645    11.56750
     87         25-Oct-12      11.19184    11.72334    11.08419    11.97835
     88         25-Nov-12      10.83102    11.34533    10.72682    11.61726
     89         25-Dec-12      11.19226    11.72368    11.08458    12.03158
     90         25-Jan-13      10.83143    11.34566    10.72721    11.67059
     91         25-Feb-13      10.83164    11.34583    10.72740    11.69869
     92         25-Mar-13      11.99241    12.56165    11.87698    12.98434
     93         25-Apr-13      10.83335    11.34618    10.72933    11.75932
     94         25-May-13      11.19468    11.72456    11.08718    12.18358


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Group I    Group II    Effective
Distribution                  Available   Available   Available   Available
   Period      Distribution   Funds Cap   Funds Cap   Funds Cap   Funds Cap
  (months)         Date          (%)         (%)         (%)         (%)
------------  -------------- ----------- ----------- ----------- ------------
     95         25-Jun-13      10.83378    11.34652    10.72973    11.82293
     96         25-Jul-13      11.19514    11.72492    11.08760    12.25171
     97         25-Aug-13      10.83423    11.34688    10.73014    11.89128
     98         25-Sep-13      10.83445    11.34706    10.73035    11.92735
     99         25-Oct-13      11.19583    11.72548    11.08824    12.36360
    100         25-Nov-13      10.83491    11.34742    10.73077    12.00359
    101         25-Dec-13      11.19631    11.72586    11.08868    12.44532
    102         25-Jan-14      10.83537    11.34779    10.73120    12.08566
    103         25-Feb-14      10.83561    11.34797    10.73142    12.12906
    104         25-Mar-14      11.99683    12.56403    11.88145    13.47850
    105         25-Apr-14      10.83609    11.34835    10.73186    12.22093
    106         25-May-14      11.19754    11.72682    11.08982    12.67855
    107         25-Jun-14      10.83658    11.34873    10.73231    12.32010
    108         25-Jul-14      11.19805    11.72722    11.09029    12.78506
    109         25-Aug-14      10.83707    11.34912    10.73277    12.42728
    110         25-Sep-14      10.83732    11.34932    10.73300    12.48411
    111         25-Oct-14      11.19883    11.72783    11.09101    12.96136
    112         25-Nov-14      10.83784    11.34971    10.73348    12.60481
    113         25-Dec-14      11.19937    11.72824    11.09151    13.09120
    114         25-Jan-15      10.83836    11.35012    10.73396    12.73568
    115         25-Feb-15      10.83862    11.35032    10.73420    12.80527
    116         25-Mar-15      12.00019    12.56665    11.88456    14.25758
    117         25-Apr-15      10.83915    11.35072    10.73469    12.95347
    118          25-May15      11.20071    11.72927    11.09275    13.46683
    119         25-Jun-15      10.83959    11.35108    10.73508    13.11501
    120         25-Jul-15      11.20103    11.72970    11.09301    13.64192


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

      Scheduled Principal Balance:                          $878,195,929
      Number of Mortgage Loans:                                     2930
      Average Scheduled Principal Balance:                      $299,726
      Interest Only Loans:                                        90.71%
      Weighted Average Gross Coupon:                              5.922%
      Weighted Average Net Coupon: (2)                            5.597%
      Weighted Average FICO Score:                                   714
      Weighted Average Original LTV Ratio:                        75.58%
      Weighted Average Stated Remaining Term (months):               359
      Weighted Average Seasoning (months):                             1
      Weighted Average Months to Roll:                                46
      Weighted Average Gross Margin:                               2.38%
      Weighted Average Initial Rate Cap:                           5.41%
      Weighted Average Periodic Rate Cap:                          2.79%
      Weighted Average Gross Maximum Lifetime Rate:               11.53%
  (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

  (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                              Distribution by Current Principal Balance

                                                Pct. Of    Weighted  Weighted                Weighted    Weighted
                        Number                 Pool By      Avg.        Avg.        Avg.       Avg.        Avg.   Pct.        Pct.
Current Principal         Of     Principal    Principal     Gross      Current   Principal   Original    Combined Full       Owner
Balance                 Loans     Balance      Balance     Coupon       FICO      Balance       LTV         LTV   Doc      Occupied
-----------------      -----     -------      -------     ------       ----      -------       ---         ---    ---   --------
$50,000 & Below           10      $430,185       0.05%      6.707%      715     $43,019      80.09%      80.09%    0.00%      11.62%
$50,001 - $75,000         45     2,878,593       0.33       6.290       727      63,969      74.30       80.37    33.28       29.76
$75,001 - $100,000       105     9,449,579       1.08       5.991       708      89,996      72.51       80.41    47.50       64.23
$100,001 - $125,000      193    21,977,343       2.50       5.999       706     113,872      79.00       89.32    54.24       75.20
$125,001 - $150,000      249    34,437,457       3.92       6.008       710     138,303      78.28       87.37    60.97       71.99
$150,001 - $200,000      470    83,496,056       9.51       5.917       709     177,651      76.22       86.03    52.74       82.45
$200,001 - $250,000      359    81,027,224       9.23       5.875       713     225,703      77.53       86.75    48.73       78.77
$250,001 - $300,000      356    97,577,756      11.11       5.861       710     274,095      77.25       86.92    48.36       84.16
$300,001 - $350,000      304    98,828,809      11.25       5.844       714     325,095      76.47       85.82    43.27       78.60
$350,001 - $400,000      231    86,286,881       9.83       5.861       719     373,536      75.88       85.53    40.90       85.30
$400,001 - $450,000      153    65,724,565       7.48       5.984       711     429,572      76.50       87.19    39.72       90.21
$450,001 - $500,000      137    65,389,832       7.45       5.914       722     477,298      76.67       86.43    34.97       80.90
$500,001 - $550,000       73    38,242,779       4.35       6.003       719     523,874      76.88       86.74    42.50       86.20
$550,001 - $600,000       66    38,014,182       4.33       5.951       714     575,972      74.95       85.60    33.22       81.84
$600,001 - $650,000       57    36,232,395       4.13       5.958       724     635,656      74.77       86.18    31.66       89.49
$650,001 - $700,000       16    10,952,875       1.25       5.885       704     684,555      66.76       73.53    31.17       93.97
$700,001 - $750,000       23    16,775,019       1.91       5.869       719     729,349      75.20       88.13    43.36       91.38
$750,001 - $800,000        7     5,423,350       0.62       5.822       730     774,764      66.43       73.16    28.53      100.00
$800,001 - $850,000       10     8,249,650       0.94       6.064       731     824,965      71.68       78.17    49.78       69.82
$850,001 - $900,000       15    13,283,296       1.51       5.942       718     885,553      75.42       78.93    26.71       79.82
$900,001 - $950,000        6     5,570,861       0.63       5.919       716     928,477      72.50       76.68    33.12      100.00
$950,001 -
  $1,000,000              18    17,805,835       2.03       5.872       723     989,213      70.42       77.51    38.89       83.33
$1,000,001 -
  $1,500,000              20    25,949,972       2.95       6.036       708   1,297,499      65.57       69.99    15.58       76.28
$1,500,001 & Above         7    14,191,436       1.62       6.313       683   2,027,348      61.75       65.88    34.48       74.03
------------------     -----    ----------       ----       -----       ---   ---------      -----       -----    -----       -----
Total:                 2,930  $878,195,929     100.00%      5.922%      714    $299,726      75.58%      84.90%   42.59%      82.12%
                       =====  ============     ======       =====       ===    ========      =====       =====    =====       =====




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                            Pct. Of     Weighted    Weighted               Weighted    Weighted
                     Number                 Pool By       Avg.        Avg.        Avg.       Avg.        Avg.       Pct.      Pct.
                       Of     Principal    Principal      Gross      Current   Principal   Original    Combined     Full      Owner
Current Rate         Loans     Balance      Balance      Coupon       FICO      Balance       LTV         LTV       Doc    Occupied
------------         -----     -------      -------      ------       ----      -------       ---         ---       ---     -------
4.50% & Below             5    $1,662,591       0.19%      4.092%      715    $332,518      75.47%      90.82%   57.11%     100.00%
4.51 - 5.00%             94    31,362,832       3.57       4.890       723     333,647      74.15       84.23    45.98       89.28
5.01 - 5.50%            568   162,266,409      18.48       5.360       719     285,680      76.21       87.03    55.58       89.89
5.51 - 6.00%          1,239   377,491,861      42.98       5.824       717     304,675      74.39       84.12    42.22       87.19
6.01 - 6.50%            723   220,196,364      25.07       6.295       709     304,559      76.17       84.51    37.70       73.76
6.51 - 7.00%            240    68,388,219       7.79       6.758       700     284,951      78.12       85.07    33.50       65.73
7.01 - 7.50%             54    14,364,783       1.64       7.285       713     266,015      80.51       85.91    22.03       55.41
7.51 - 8.00%              7     2,462,870       0.28       7.754       665     351,839      83.29       94.14     0.00       48.73
----   ----               -     ---------       ----       -----       ---     -------      -----       -----     ----       -----
Total:                2,930  $878,195,929     100.00%      5.922%      714    $299,726      75.58%      84.90%   42.59%      82.12%
                      =====  ============     ======       =====       ===    ========      =====       =====    =====       =====


                                                        Distribution by FICO

                                                  Pct. Of    Weighted                 Weighted     Weighted  Weighted
                     Number                 Pool By      Avg.        Avg.        Avg.        Avg.        Avg.       Pct.    Pct.
                         Of     Principal    Principal     Gross      Current   Principal     Original    Combined   Full    Owner
FICO                  Loans     Balance      Balance     Coupon       FICO      Balance        LTV         LTV       Doc   Occupied
----                  -----     -------      -------     ------       ----      -------        ---         ---       ---   --------
800 - 819                76   $21,887,817       2.49%      5.870%      806    $287,998       2.15%      80.90%   35.41%      71.96%
780 - 799               191    61,240,637       6.97       5.811       788     320,632      75.93       85.74    39.48       81.08
760 - 779               261    78,946,664       8.99       5.862       769     302,478      76.83       86.26    40.62       70.27
740 - 759               333   100,544,021      11.45       5.862       750     301,934      76.77       87.64    35.94       79.83
720 - 739               373   115,616,858      13.17       5.880       730     309,965      76.52       88.12    35.21       81.29
700 - 719               473   143,878,491      16.38       5.888       709     304,183      75.33       85.91    42.49       82.19
680 - 699               425   128,670,282      14.65       5.965       690     302,754      74.91       83.64    42.42       80.96
660 - 679               447   133,690,422      15.22       6.013       670     299,084      74.60       82.33    46.64       89.20
640 - 659               231    60,739,494       6.92       6.061       650     262,942      76.53       82.30    56.23       88.55
620 - 639               106    29,322,609       3.34       5.978       631     276,628      73.32       79.64    61.88       93.24
600 - 619                 8     2,154,926       0.25       5.747       612     269,366      74.47       75.40    79.16       92.11
580 - 599                 2       824,347       0.09       6.435       593     412,173      68.17       68.17    78.85      100.00
N/A                       4       679,359       0.08       6.287       N/A     169,840      72.19       72.19    71.51       63.41
                      -----  ------------     ------       -----       ---    --------      -----       -----    -----       -----
Total:                2,930  $878,195,929     100.00%      5.922%      714    $299,726      75.58%      84.90%   42.59%      82.12%
                      =====  ============     ======       =====       ===    ========      =====       =====    =====       =====


                                                    Distribution by Original LTV

                                             Pct. Of     Weighted    Weighted               Weighted    Weighted
                     Number                  Pool By       Avg.        Avg.       Avg.        Avg.        Avg.       Pct.    Pct.
                       Of     Principal     Principal      Gross      Current   Principal   Original    Combined     Full    Owner
Original LTV         Loans     Balance       Balance      Coupon       FICO      Balance       LTV         LTV       Doc    Occupied
------------          -----     -------       -------      ------       ----      -------       ---         ---       ---   -------
30.00% & Below           15    $2,530,750       0.29%      5.672%       739    $168,717       24.69%      26.65%   27.75%     70.56%
30.01 - 40.00%           34     8,403,458       0.96       5.982        704     247,161       35.56       36.04    19.12      76.05
40.01 - 50.00%           55    17,369,193       1.98       5.895        716     315,804       46.25       53.04    41.38      85.24
50.01 - 60.00%          143    47,454,052       5.40       5.800        710     331,847       56.01       59.71    31.24      78.96
60.01 - 70.00%          290   116,243,695      13.24       5.901        702     400,840       66.53       71.80    26.05      69.37
70.01 - 80.00%        2,105   627,715,110      71.48       5.906        718     298,202       78.90       90.47    46.02      86.38
80.01 - 85.00%           29     5,687,822       0.65       6.094        696     196,132       84.55       85.52    50.87      78.74
85.01 - 90.00%          186    38,932,057       4.43       6.272        708     209,312       89.70       89.72    51.10      52.89
90.01 - 95.00%           65    12,361,058       1.41       6.279        700     190,170       94.65       94.65    50.85      91.38
95.01 - 100.00%           8     1,498,733       0.17       5.713        659     187,342       98.75       98.75   100.00     100.00
                      -----  ------------     ------       -----        ---    --------       -----       -----    -----      -----
Total:                2,930  $878,195,929     100.00%      5.922%       714    $299,726       75.58%      84.90%   42.59%     82.12%
                      =====  ============     ======       =====        ===    ========       =====       =====    =====      =====


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                    Distribution by Document Type

                                                Pct. Of    Weighted  Weighted            Weighted      Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.         Avg.      Pct.       Pct.
                        Of     Principal      Principal     Gross    Current  Principal   Original    Combined    Full       Owner
Document Type         Loans     Balance        Balance     Coupon     FICO    Balance       LTV         LTV       Doc     Occupied
-------------         -----     -------        -------     ------     ----    -------       ---         ---       ---     --------
Full/Alt Doc           1,363  $374,055,054      42.59%      5.845%    708     $274,435      77.08%      87.10%  100.00%      83.98%
No Doc/NINA/No Ratio     395   119,200,064       3.57       6.112     714      301,772      69.12       73.97     0.00       84.49
Stated Income          1,172   384,940,811      43.83       5.937     719      328,448      76.13       86.15     0.00       79.57
                       -----  ------------     ------       -----     ---     --------      -----       -----    -----       -----
Total:                 2,930  $878,195,929     100.00%      5.922%    714     $299,726      75.58%      84.90%   42.59%      82.12%
                       =====  ============     ======       =====     ===     ========      =====       =====    =====       =====


                                                    Distribution by Loan Purpose

                                                Pct. Of    Weighted  Weighted              Weighted    Weighted
                      Number                 Pool By      Avg.        Avg.        Avg.       Avg.        Avg.     Pct.      Pct.
                         Of     Principal    Principal     Gross      Current   Principal   Original    Combined   Full      Owner
Loan Purpose          Loans     Balance      Balance     Coupon       FICO      Balance      LTV         LTV      Doc     Occupied
------------           -----     -------      -------     ------     ------      -------      ---         ---      ---     --------
Cashout Refinance        668  $222,794,161      25.37%      5.970%    700     $333,524      69.01%      71.72%   34.10%      84.41%
Construction               1       368,848       0.04       5.875     747      368,848      40.11       40.11   100.00      100.00
Purchase               1,933   567,884,283      64.66       5.914     722      293,784      78.55       90.46    44.77       80.13
Rate/ Term Refinance     328    87,148,637       9.92       5.847     700      265,697      73.19       82.60    49.90       89.16
                       -----  ------------     ------       -----     ---      --------      -----       -----    -----       -----
Total:                 2,930  $878,195,929     100.00%      5.922%    714     $299,726      75.58%      84.90%   42.59%      82.12%
                       =====  ============     ======       =====     ===      ========      =====       =====    =====       =====

                                                  Distribution by Occupancy Status

                                          Pct. Of    Weighted    Weighted                Weighted    Weighted
                   Number                 Pool By      Avg.         Avg.        Avg.       Avg.        Avg.       Pct.      Pct.
Occupancy            Of     Principal    Principal     Gross       Current   Principal   Original    Combined     Full      Owner
Status             Loans     Balance      Balance     Coupon        FICO      Balance       LTV         LTV       Doc     Occupied
------             -----     -------      -------     ------        ----      -------       ---         ---       ---     --------
Non Owner             469  $117,617,152      13.39%      6.179%       728    $250,783      74.09%       77.37%   36.33%       0.00%
Owner Occupied      2,331   721,170,097      82.12       5.873        711     309,382      75.80        86.44    43.56      100.00
Second Home           130    39,408,680       4.49       6.044        719     303,144      76.11        79.26    43.60        0.00
                    -----  ------------     ------       -----        ---    --------      -----        -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%       714    $299,726      75.58%       84.90%   42.59%      82.12%
                    =====  ============     ======       =====        ===    ========      =====        =====    =====       =====




                                                    Distribution by Property Type

                                           Pct. Of     Weighted    Weighted               Weighted    Weighted
                    Number                 Pool By       Avg.        Avg.        Avg.       Avg.        Avg.       Pct.      Pct.
Property              Of     Principal    Principal      Gross      Current   Principal   Original    Combined     Full      Owner
Type                Loans     Balance      Balance      Coupon       FICO      Balance       LTV         LTV       Doc     Occupied
----                -----     -------      -------      ------       ----      -------       ---         ---       ---     --------
2-4 Family            166   $62,002,407       7.06%      6.091%       721    $373,508      72.44%       77.51%   32.51%      48.14
Condo                 389   101,319,404      11.54       5.947        720     260,461      76.11        86.66    47.08       76.55
Co-op                   8     1,200,481       0.14       5.321        744     150,060      81.10        81.10   100.00      100.00
PUD                   563   173,683,303      19.78       5.850        713     308,496      77.34        87.24    49.29       84.99
Single Family       1,802   539,718,219      61.46       5.922        712     299,511      75.27        84.69    40.65       86.15
Townhouse               2       272,115       0.03       6.500        655     136,057      64.57        64.57     0.00        0.00
                    -----  ------------     ------       -----        ---    --------      -----        -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%       714    $299,726      75.58%       84.90%   42.59%      82.12
                    =====  ============     ======       =====        ===    ========      =====        =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                        Distribution by State


                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                      Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
State                Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV      Doc     Occupied
-------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
CA - Southern         627   $246,154,083      28.03%      5.917%     711    $392,590      75.04%      85.49%   34.82%      87.22%
CA - Northern         480    190,265,432      21.67       5.893      725     396,386      74.79       86.03    33.14       87.46
FL                    253     64,904,132       7.39       6.121      708     256,538      75.19       81.65    52.24       58.23
AZ                    165     37,058,576       4.22       5.972      715     224,597      76.64       83.63    49.76       76.63
MA                     90     31,279,254       3.56       5.988      713     347,547      71.14       75.01    26.93       71.44
NV                    107     29,169,402       3.32       5.665      706     272,611      78.82       86.52    58.36       82.48
CO                    125     27,098,626       3.09       5.761      713     216,789      78.14       89.61    64.73       79.58
VA                     76     24,171,786       2.75       5.966      715     318,050      76.57       85.67    54.02       80.49
NJ                     64     20,337,211       2.32       6.007      714     317,769      69.14       72.30    44.23       78.94
WA                     91     20,021,464       2.28       5.860      712     220,016      78.28       90.47    52.04       92.64
Other                 852    187,735,964      21.38       5.921      710     220,347      77.18       85.76    51.93       80.89
                    -----   ------------     ------       -----      ---    --------      -----       -----    -----       -----
Total:              2,930   $878,195,929     100.00%      5.922%     714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====   ============     ======       =====      ===    ========      =====       =====    =====       =====



                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                      Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Zip Code             Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
 33139                  4     $3,312,136       0.38%      6.040%     703    $828,034      68.01%      69.92%    5.47%       9.52%
 92679                  2      3,282,500       0.37       6.072      690   1,641,250      73.03       73.03     0.00      100.00
 94960                  4      3,242,700       0.37       6.007      750     810,675      71.85       77.74     0.00       82.33
 33070                  1      3,000,000       0.34       6.625      661   3,000,000      46.15       65.69   100.00      100.00
 94122                  4      2,999,602       0.34       5.785      781     749,900      66.26       73.26    65.34       53.34
 89139                 11      2,989,256       0.34       5.620      693     271,751      79.33       90.31    67.23      100.00
 94901                  5      2,958,600       0.34       5.885      769     591,720      75.53       89.18    23.93      100.00
 95404                  5      2,906,800       0.33       5.740      699     581,360      74.11       79.51    13.35      100.00
 92057                  8      2,670,500       0.30       6.098      716     333,812      78.91       94.87    36.96       86.97
 94591                  6      2,580,150       0.29       5.621      711     430,025      78.22       96.14    16.51      100.00
Other               2,880    848,253,685      96.59       5.920      714     294,533      75.75       85.06    42.96       82.12
                    -----   ------------     ------       -----      ---    --------      -----       -----    -----       -----
Total:              2,930   $878,195,929     100.00%      5.922%     714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====   ============     ======       =====      ===    ========      =====       =====    =====       =====



                                            Distribution by Remaining Months to Maturity

                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
Remaining            Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.      Pct.
Months To             Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full      Owner
Maturity             Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc    Occupied
-------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
301 - 360           2,930   $878,195,929     100.00%      5.922%     714      $299,726    75.58%      84.90%   42.59%      82.12%
                    -----   ------------     ------       -----      ---      --------    -----       -----    -----       -----
Total:              2,930   $878,195,929     100.00%      5.922%     714      $299,726    75.58%      84.90%   42.59%      82.12%
                    =====   ============     ======       =====      ===      ========    =====       =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                  Distribution by Amortization Type

                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                      Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Amortization Type   Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-----------------   -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1 Month ARM          123   $37,540,811        4.27%      5.561%        725    $305,210      77.99%      88.73%   16.02%      75.58%
1 Year ARM           124    41,035,589        4.67       5.581         726     330,932      79.43       96.18     6.19       98.73
2 Year ARM           101    33,197,959        3.78       6.031         694     328,693      74.06       83.17    18.42       78.41
3 Year ARM           303   103,507,028       11.79       6.021         719     341,607      76.05       86.56    20.84       86.46
5 Year ARM         2,069   585,684,020       66.69       5.971         712     283,076      75.02       83.07    54.85       82.52
6 Month ARM          184    70,447,223        8.02       5.702         723     382,865      76.44       89.75    14.82       68.03
7 Year ARM            26     6,783,299        0.77       5.916         723     260,896      78.63       86.43    90.63       81.58
                   -----  ------------      ------       -----         ---    --------      -----       -----    -----       -----
Total:             2,930  $878,195,929      100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                   =====  ============      ======       =====         ===    ========      =====       =====    =====       =====



                                              Distribution by Prepayment Term (Months)


                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
Prepayment           Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Term                   Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
(Months)             Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
                    -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
 0                 2,302  $697,106,143       79.38%      5.917%        715    $302,826      75.26%      84.00%   41.23%      82.83%
 4                     1       577,500        0.07       6.875         699     577,500      75.00       89.94     0.00        0.00
 6                    21     8,883,939        1.01       6.203         694     423,045      69.48       80.10     0.00       77.07
 7                     1       746,963        0.09       5.000         779     746,963      80.00       90.00     0.00      100.00
12                   191    55,891,651        6.36       5.962         712     292,626      76.89       90.01    68.19       81.36
24                    45    13,691,689        1.56       6.222         688     304,260      77.84       93.58     8.26       82.31
36                   303    85,700,902        9.76       5.844         711     282,841      77.08       87.26    41.84       78.52
42                     1     1,000,000        0.11       4.875         774   1,000,000      67.80       67.80     0.00      100.00
60                    65    14,597,142        1.66       6.051         719     224,571      79.14       90.05    79.19       76.21
                    -----  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:             2,930  $878,195,929      100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====  ============     ======       =====         ===    ========      =====       =====    =====       =====


                                                    Distribution by Periodic Cap

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                       Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Periodic Cap         Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-------------       -----     -------        -------     ------     ----    -------       ---          ---       ---       --------
1.00 - 1.49%         248  $79,518,025         9.05%      5.981%        702    $320,637      74.68%      84.15%   20.71%      77.09%
1.50 - 1.99%           1      174,347         0.02       7.125         595     174,347      80.00       80.00     0.00      100.00
2.00 - 2.49%       2,410  710,860,644        80.95       5.942         714     294,963      75.36       84.24    48.24       84.16
6.00 - 6.49%          44   16,494,504         1.88       6.080         702     374,875      78.41       96.54     3.07       73.17
12.00 - 12.49%       227   71,148,409         8.10       5.616         729     313,429      78.10       89.72    19.89       69.34
                   -----  -----------       ------       -----         ---    --------      -----       -----    -----       -----
Total:             2,930  878,195,929       100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                   =====  ===========       ======       =====         ===    ========      =====       =====    =====       =====





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Distribution by Months to Rate Reset

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Months To              Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Rate Reset           Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
----------          -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
10 & Below             306  $107,736,035       12.27%    5.653%       723    $352,079    76.97%      89.41%    15.28%       70.59%
11 - 20                181    57,272,891        6.52     5.666        716     316,425    78.34       93.00     10.40        88.39
21 - 30                 46    17,209,523        1.96     6.183        697     374,120    73.01       81.90     12.51        94.19
31 - 40                302   103,627,009       11.80     6.019        719     343,136    75.86       86.34     21.70        86.44
51 - 60              2,065   583,677,172       66.46     5.971        712     282,652    75.05       83.07     54.72        82.46
61 - 70                  4     1,890,000        0.22     6.021        708     472,500    75.76       91.62     78.84       100.00
71 - 80                  2       409,426        0.05     5.739        669     204,713    97.00       97.00    100.00       100.00
81 - 90                 24     6,373,873        0.73     5.927        726     265,578    77.45       85.75     90.03        80.39
                     -----  ------------      ------     -----        ---    --------    -----       -----     -----        -----
Total:               2,930  $878,195,929      100.00%    5.922%       714    $299,726    75.58%      84.90%    42.59%       82.12%
                     =====  ============      ======     =====        ===    ========    =====       =====     =====        =====


                                                Distribution by Maximum Lifetime Rate

                                             Pct. Of     Weighted   Weighted               Weighted    Weighted
                    Number                   Pool By      Avg.       Avg.       Avg.       Avg.         Avg.      Pct.      Pct.
Maximum               Of     Principal      Principal    Gross      Current   Principal   Original    Combined   Full       Owner
Lifetime Rate       Loans     Balance        Balance     Coupon      FICO      Balance     LTV          LTV       Doc      Occupied
-------------       -----     -------        -------     ------      ----      -------     ---          ---       ---      --------
9.49% & Below            3      $880,392        0.10%    4.099%       724    $293,464    72.35%      84.18%    34.04%      100.00%
9.50 - 9.99%            27     9,022,947        1.03     4.788        712     334,183    72.67       81.54     73.33        78.51
10.00 - 10.49%         276    69,802,043        7.95     5.256        714     252,906    75.45       83.96     82.37        89.90
10.50 - 10.99%         710   203,325,874       23.15     5.703        713     286,374    74.32       82.54     64.51        90.08
11.00 - 11.49%         498   146,504,849       16.68     6.038        708     294,186    76.25       85.50     50.88        83.42
11.50 - 11.99%         658   200,781,775       22.86     6.087        718     305,139    75.01       84.03     29.19        81.48
12.00 - 12.49%         573   181,983,688       20.72     6.011        722     317,598    76.79       87.36     21.47        74.97
12.50 - 12.99%         111    32,923,657        3.75     6.677        694     296,610    78.48       87.60     14.41        70.82
13.00 - 13.49%          17     7,956,609        0.91     6.530        701     468,036    74.19       82.46     12.28        78.85
13.50 - 13.99%          12     6,807,687        0.78     6.304        685     567,307    71.94       79.86      0.00        58.97
14.00 - 14.49%           2     1,376,847        0.16     6.361        697     688,423    66.90       76.34      0.00        12.66
16.00% & Above          43    16,829,562        1.92     6.119        704     391,385    78.10       96.54      3.01        66.91
                     -----  ------------      ------     -----        ---    --------    -----       -----    -----         -----
Total:               2,930  $878,195,929      100.00%    5.922%       714    $299,726    75.58%      84.90%    42.59%       82.12%
                     =====  ============      ======     =====        ===    ========    =====       =====    =====         =====



                                                Distribution by Minimum Lifetime Rate

                                             Pct. Of     Weighted   Weighted               Weighted    Weighted
                    Number                   Pool By      Avg.       Avg.       Avg.       Avg.         Avg.      Pct.      Pct.
Minimum               Of     Principal      Principal    Gross      Current   Principal   Original    Combined   Full       Owner
Lifetime Rate       Loans     Balance        Balance     Coupon      FICO      Balance     LTV          LTV       Doc      Occupied
--------------      -----     -------        -------     ------      ----      -------     ---          ---       ---      --------
1.99% & Below           27   $10,209,725        1.16%    5.074%       732    $378,138    76.60%      86.50%    34.61%       82.26%
2.00 - 2.49%         2,317   678,153,550       77.22     5.933        714     292,686    75.07       83.74     48.94        82.91
2.50 - 2.99%           313    95,695,512       10.90     5.793        721     305,736    78.82       90.32     26.79        82.86
3.00 - 3.49%           127    39,808,199        4.53     6.073        709     313,450    76.42       85.21     25.86        73.49
3.50 - 3.99%           115    43,541,924        4.96     6.074        699     378,625    75.53       89.82      3.90        73.54
4.00 - 4.49%            19     6,780,761        0.77     5.892        718     356,882    76.18       89.95     12.15        89.54
4.50 - 4.99%             3     1,119,062        0.13     6.512        733     373,021    78.10       94.99      0.00       100.00
5.00 - 5.49%             1       360,000        0.04     5.250        783     360,000    80.00      100.00      0.00       100.00
5.50 - 5.99%             6     2,194,696        0.25     6.079        731     365,783    73.84       78.72      8.31        94.67
6.00 - 6.49%             1       270,000        0.03     6.250        653     270,000    56.25       56.25      0.00       100.00
6.50 - 6.99%             1        62,500        0.01     6.875        767      62,500    71.43      100.00      0.00       100.00
                     -----  ------------      ------     -----        ---    --------    -----       -----    -----       -----
Total:               2,930  $878,195,929      100.00%    5.922%       714    $299,726    75.58%      84.90%    42.59%       82.12%
                     =====  ============      ======     =====        ===    ========    =====       =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin




                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                       Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Margin               Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
----------          -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1.99% & Below          27   $10,209,725       1.16%      5.074%        732    $378,138      76.60%      86.50%   34.61%      82.26%
2.00 - 2.49%        2,373   701,041,070      79.83       5.927         714     295,424      75.04       83.79    47.60       82.97
2.50 - 2.99%          310    95,341,921      10.86       5.773         721     307,555      78.73       90.26    27.30       83.13
3.00 - 3.49%          115    35,492,362       4.04       6.152         709     308,629      77.03       85.24    27.18       71.64
3.50 - 3.99%           99    34,147,399       3.89       6.217         691     344,923      76.17       92.03     3.39       73.10
4.00 - 4.49%            5     1,789,105       0.20       6.367         669     357,821      75.09       83.89     0.00       71.01
4.50 - 4.99%            1       174,347       0.02       7.125         595     174,347      80.00       80.00     0.00      100.00
                    -----  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====  ============     ======       =====         ===    ========      =====       =====    =====       =====



                                                Distribution by First Adjustment Cap

                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
First                   Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Adjustment Cap       Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
--------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1.00% & Below          23    $8,910,142       1.01%      5.195%        739    $387,397      74.21%      86.97%   20.20%      95.28%
1.51 - 2.00%          194    67,058,735       7.64       5.640         722     345,664      77.69       90.89    12.17       89.49
2.51 - 3.00%          161    51,423,336       5.86       6.049         697     319,400      74.85       83.86    24.50       80.39
3.51 - 4.00%           20     3,643,634       0.41       6.015         697     182,182      81.10       95.18    93.98      100.00
4.51 - 5.00%        1,663   466,927,638      53.17       5.944         709     280,774      75.60       83.26    62.71       82.99
5.51 - 6.00%          642   209,084,036      23.81       6.064         720     325,676      74.16       84.99    19.65       81.71
11.51 - 12.00%        227    71,148,409       8.10       5.616         729     313,429      78.10       89.72    19.89       69.34
                    -----  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====  ============     ======       =====         ===    ========      =====       =====    =====       =====



                                                Distribution by Periodic Lifetime Cap


                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Periodic                Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Lifetime Cap         Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-------------        -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
4.51 - 5.00%         1,772  $495,077,247     56.37%      5.943%        709    $279,389      75.61%      83.21%   61.13%      82.54%
5.01 - 5.50%             7     1,627,500      0.19       6.500         730     232,500      79.80       94.08    51.56       54.21
5.51 - 6.00%           929   300,226,890     34.19       5.969         721     323,172      75.03       86.23    19.89       84.39
6.01 - 6.50%            82    25,425,623      2.90       5.707         732     310,069      78.57       89.93    14.03       68.72
6.51 - 7.00%            73    26,380,376      3.00       5.291         725     361,375      78.69       91.34    18.53       84.31
7.01 - 7.50%            14     4,166,754      0.47       4.814         726     297,625      74.90       86.22    45.01       65.87
7.51 - 8.00%            10     8,461,976      0.96       5.633         700     846,198      69.48       75.96     0.00       54.17
9.01% & Above           43    16,829,562      1.92       6.119         704     391,385      78.10       96.54     3.01       66.91
Total:               2,930  $878,195,929    100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%


                                                 Distribution by Interest Only Loans


                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Interest              Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Only Loans          Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc      Occupied
---------           -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
N                     313   $81,554,753       9.29%      5.987%        704    $260,558      74.37%      80.57%   28.03%      75.18%
Y                   2,617   796,641,177      90.71       5.915         715     304,410      75.71       85.35    44.08       82.83
                    -----  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====  ============     ======       =====         ===    ========      =====       =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                 Distribution by Interest Only Term

                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Interest              Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Only Term           Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc      Occupied
---------           -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
  0                   313   $81,554,753       9.29%      5.987%        704    $260,558      74.37%      80.57%   28.03%      75.18%
 24                     2       627,280       0.07       5.997         690     313,640      80.00       92.02     0.00      100.00
 36                   138    45,476,292       5.18       6.023         720     329,538      76.36       85.94    24.45       82.85
 60                 1,628   461,534,829      52.55       5.944         710     283,498      75.44       83.60    60.93       82.71
 84                    21     5,670,995       0.65       5.976         723     270,047      79.56       86.50    88.79       77.96
120                   828   283,331,779      32.26       5.849         721     342,188      75.94       88.05    18.99       83.09
                    -----  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:              2,930  $878,195,929     100.00%      5.922%        714    $299,726      75.58%      84.90%   42.59%      82.12%
                    =====  ============     ======       =====         ===    ========      =====       =====    =====       =====






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                                      $147,616,547

Number of Mortgage Loans:                                                  674

Average Scheduled Principal Balance:                                  $219,016

Interest Only Loans:                                                    84.04%

Weighted Average Gross Coupon:                                          5.882%

Weighted Average Net Coupon: (2)                                        5.548%

Weighted Average FICO Score:                                               713

Weighted Average Original LTV Ratio:                                    76.69%

Weighted Average Stated Remaining Term (months):                           358

Weighted Average Seasoning (months):                                         2

Weighted Average Months to Roll:                                            26

Weighted Average Gross Margin:                                           2.53%

Weighted Average Initial Rate Cap:                                       5.86%

Weighted Average Periodic Rate Cap:                                      4.12%

Weighted Average Gross Maximum Lifetime Rate:                           12.05%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted A verage Gross Coupon less the Servicing Fee and any lender -paid mortgage insurance.





                                             Distribution by Current Principal Balance

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
        Current Principal            Number Of         Principal        Principal      Avg. Gross      Current     Principal
             Balance                   Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                             5            $192,238           0.13%          6.600%        742        $38,448
$50,001 - $75,000                          15             933,522           0.63           6.218         733         62,235
$75,001 - $100,000                         37           3,332,437           2.26           5.903         707         90,066
$100,001 - $125,000                        75           8,562,048           5.80           5.932         701        114,161
$125,001 - $150,000                        64           8,770,263           5.94           5.840         710        137,035
$150,001 - $200,000                       134          23,548,092          15.95           5.883         710        175,732
$200,001 - $250,000                       101          22,839,101          15.47           5.875         710        226,130
$250,001 - $300,000                       102          27,973,702          18.95           5.849         713        274,252
$300,001 - $350,000                        89          28,843,516          19.54           5.815         723        324,084
$350,001 - $400,000                        25           9,033,036           6.12           5.840         720        361,321
$400,001 - $450,000                        11           4,789,242           3.24           6.024         703        435,386
$450,001 - $500,000                         7           3,408,268           2.31           6.122         729        486,895
$500,001 - $550,000                         2           1,093,750           0.74           6.250         724        546,875
$550,001 - $600,000                         3           1,726,196           1.17           6.017         669        575,399
$600,001 - $650,000                         3           1,911,137           1.29           5.923         702        637,046
$650,001 - $700,000                         1             660,000           0.45           6.750         752        660,000
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713       $219,016
==============================================================================================================================


                                     Weighted      Weighted
                                       Avg.          Avg.
        Current Principal            Original      Combined      Pct. Full     Pct. Owner
             Balance                    LTV           LTV           Doc         Occupied
--------------------------------------------------------------------------------------------
$50,000 & Below                       79.29%         79.29%          0.00%         0.00%
$50,001 - $75,000                      74.39         87.77          26.84         18.25
$75,001 - $100,000                     72.76         83.25          44.61         75.61
$100,001 - $125,000                    78.40         89.30          39.69         75.99
$125,001 - $150,000                    78.73         90.93          48.03         68.21
$150,001 - $200,000                    76.41         87.63          34.08         81.29
$200,001 - $250,000                    77.53         90.56          30.59         78.40
$250,001 - $300,000                    78.94         92.44          25.37         81.42
$300,001 - $350,000                    77.08         89.27           7.83         84.34
$350,001 - $400,000                    73.33         83.83          23.90         75.55
$400,001 - $450,000                    74.56         79.78          17.71         63.01
$450,001 - $500,000                    65.32         71.10          28.88         42.67
$500,001 - $550,000                    67.84         72.82           0.00          0.00
$550,001 - $600,000                    68.11         68.11           0.00         66.86
$600,001 - $650,000                    76.10         77.70          33.98         33.98
$650,001 - $700,000                    77.65         92.20           0.00          0.00
--------------------------------------------------------------------------------------------
Total:                                76.69%         88.18%         25.98%        76.16%
============================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Current Rate

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
                                     Number Of         Principal        Principal      Avg. Gross      Current     Principal
           Current Rate                Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
4.50% & Below                               3            $653,042           0.44%          4.029%        736       $217,681
4.51 - 5.00%                               33           6,898,611           4.67           4.861         720        209,049
5.01 - 5.50%                              127          27,874,411          18.88           5.357         714        219,484
5.51 - 6.00%                              286          64,355,332          43.60           5.823         715        225,019
6.01 - 6.50%                              169          36,087,606          24.45           6.295         714        213,536
6.51 - 7.00%                               45           9,131,741           6.19           6.770         699        202,928
7.01 - 7.50%                               10           2,498,853           1.69           7.250         691        249,885
7.51 - 8.00%                                1             116,950           0.08           7.625         668        116,950
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713       $219,016
==============================================================================================================================


                                     Weighted      Weighted
                                       Avg.          Avg.
                                     Original      Combined      Pct. Full     Pct. Owner
           Current Rate                 LTV           LTV           Doc         Occupied
--------------------------------------------------------------------------------------------
4.50% & Below                         82.03%         97.97%        45.88%        100.00%
4.51 - 5.00%                           73.11         84.08         26.93          92.33
5.01 - 5.50%                           76.36         89.16         32.33          89.13
5.51 - 6.00%                           76.61         88.71         26.56          81.72
6.01 - 6.50%                           77.25         87.13         22.78          57.16
6.51 - 7.00%                           79.84         91.26         16.36          61.66
7.01 - 7.50%                           71.30         76.46         15.02          68.57
7.51 - 8.00%                           79.97         89.96          0.00           0.00
--------------------------------------------------------------------------------------------
Total:                                76.69%         88.18%        25.98%         76.16%
============================================================================================



                                                        Distribution by FICO

                                                                       Pct. Of Pool                   Weighted
                                                                            By          Weighted        Avg.          Avg.
                                      Number Of        Principal        Principal      Avg. Gross      Current     Principal
               FICO                     Loans           Balance          Balance         Coupon         FICO        Balance
-----------------------------------------------------------------------------------------------------------------------------
800 - 819                                   11         $2,523,692           1.71%          5.675%        804       $229,427
780 - 799                                   33          8,150,201           5.52           6.016         787        246,976
760 - 779                                   59         12,549,355           8.50           5.832         768        212,701
740 - 759                                   83         20,045,294          13.58           5.926         750        241,510
720 - 739                                   98         20,371,292          13.80           5.792         730        207,870
700 - 719                                  112         24,458,744          16.57           5.724         710        218,382
680 - 699                                  107         23,688,998          16.05           5.832         689        221,393
660 - 679                                   99         20,556,982          13.93           6.043         670        207,646
640 - 659                                   56         11,467,563           7.77           5.993         650        204,778
620 - 639                                   15          3,630,080           2.46           6.216         632        242,005
580 - 599                                    1            174,347           0.12           7.125         595        174,347
-----------------------------------------------------------------------------------------------------------------------------
Total:                                     674       $147,616,547         100.00%          5.882%        713       $219,016
=============================================================================================================================


                                       Weighted      Weighted
                                         Avg.          Avg.
                                      NOriginal      Combined      Pct. Full     Pct. Owner
               FICO                       LTV           LTV           Doc         Occupied
----------------------------------------------------------------------------------------------
800 - 819                                76.37%         87.22%          9.58%        63.55%
780 - 799                                75.25         86.74          23.98         61.74
760 - 779                                78.74         92.79          19.70         71.92
740 - 759                                79.30         89.84          14.50         63.80
720 - 739                                76.70         89.98          16.94         73.69
700 - 719                                75.99         89.15          28.75         82.89
680 - 699                                75.34         86.45          30.85         78.84
660 - 679                                76.83         86.64          33.09         81.31
640 - 659                                77.90         87.23          47.55         89.35
620 - 639                                67.35         73.90          20.23         79.51
580 - 599                                80.00         80.00           0.00        100.00
----------------------------------------------------------------------------------------------
Total:                                   76.69%         88.18%         25.98%        76.16%
==============================================================================================




                                                   Distributuion by Original LTV

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
                                      Number Of        Principal        Principal      Avg. Gross      Current     Principal
           Original LTV                 Loans           Balance          Balance         Coupon         FICO        Balance
-------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                               5           $645,500           0.44%          5.742%        709       $129,100
30.01 - 40.00%                               7          1,615,606           1.09           5.960         688        230,801
40.01 - 50.00%                              14          2,769,876           1.88           5.666         720        197,848
50.01 - 60.00%                              23          6,096,182           4.13           6.072         706        265,051
60.01 - 70.00%                              61         14,843,171          10.06           5.741         701        243,331
70.01 - 80.00%                             496        109,771,945          74.36           5.873         716        221,314
80.01 - 85.00%                               9          1,429,508           0.97           5.977         686        158,834
85.01 - 90.00%                              46          8,128,053           5.51           6.032         718        176,697
90.01 - 95.00%                              13          2,316,706           1.57           6.334         698        178,208
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     674       $147,616,547         100.00%          5.882%        713       $219,016
===============================================================================================================================


                                      Weighted      Weighted
                                        Avg.          Avg.
                                      Original      Combined      Pct. Full     Pct. Owner
           Original LTV                  LTV           LTV           Doc         Occupied
---------------------------------------------------------------------------------------------
30.00% & Below                          22.25%        28.38%        30.98%         69.02%
30.01 - 40.00%                          37.69         40.17         14.48          59.77
40.01 - 50.00%                          48.09         53.89         25.11          74.96
50.01 - 60.00%                          56.63         60.10         17.08          63.79
60.01 - 70.00%                          67.11         75.31         18.67          59.88
70.01 - 80.00%                          79.27         93.17         26.83          80.37
80.01 - 85.00%                          83.95         86.66         36.89          85.85
85.01 - 90.00%                          89.81         89.81         27.27          56.87
90.01 - 95.00%                          94.68         94.68         52.68          90.49
---------------------------------------------------------------------------------------------
Total:                                  76.69%        88.18%        25.98%         76.16%
=============================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                   Distribution by Document Type

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.         Avg.
                                     Number Of         Principal        Principal      Avg. Gross      Current     Principal
          Document Type                Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
Full/Alt Doc                              201         $38,354,617          25.98%          5.803%        701      $190,819
No Doc/NINA/No Ratio                       98          23,686,290          16.05           6.118         713       241,697
Stated Income                             375          85,575,640          57.97           5.852         719       228,202
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713      $219,016
==============================================================================================================================


                                    Weighted      Weighted
                                      Avg.          Avg.
                                    Original      Combined      Pct. Full     Pct. Owner
          Document Type               LTV            LTV           Doc         Occupied
-------------------------------------------------------------------------------------------
Full/Alt Doc                          77.74%        89.88%       100.00%         81.10%
No Doc/NINA/No Ratio                  71.94         81.32          0.00          75.37
Stated Income                         77.53         89.32          0.00          74.17
-------------------------------------------------------------------------------------------
Total:                                76.69%        88.18%        25.98%         76.16%
===========================================================================================




                                                    Distribution by LOan Purpose

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
                                     Number Of        Principal         Principal      Avg. Gross      Current     Principal
           Loan Purpose                Loans           Balance           Balance         Coupon         FICO        Balance
-------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                         124        $27,769,576           18.81%          5.936%        693       $223,948
Purchase                                  439         99,447,679           67.37           5.897         721        226,532
Rate/Term Refinance                      111         20,399,292           13.82           5.736         702        183,777
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    674       $147,616,547          100.00%          5.882%        713       $219,016
===============================================================================================================================


                                      Weighted      Weighted
                                        Avg.          Avg.
                                      Original      Combined      Pct. Full     Pct. Owner
           Loan Purpose                  LTV           LTV           Doc         Occupied
---------------------------------------------------------------------------------------------
Cashout Refinance                       68.70%        72.25%        30.84%         79.35%
Purchase                                79.12         92.72         21.93          73.48
Rate/Term Refinance                     75.74         87.75         39.13          84.92
---------------------------------------------------------------------------------------------
Total:                                  76.69%        88.18%        25.98%         76.16%
=============================================================================================





                                                  Distribution by Occupancy Status

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
            Occupancy                 Number Of        Principal        Principal      Avg. Gross      Current     Principal
              Status                    Loans           Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
Non Owner                                  151       $31,919,934           21.62%          6.130%        727       $211,390
Owner Occupied                             510       112,431,684           76.16           5.808         709        220,454
Second Home                                 13         3,264,930            2.21           5.980         717        251,148
------------------------------------------------------------------------------------------------------------------------------
Total:                                     674      $147,616,547          100.00%          5.882%        713       $219,016
==============================================================================================================================


                                       Weighted      Weighted
                                         Avg.          Avg.
            Occupancy                  Original      Combined      Pct. Full     Pct. Owner
              Status                      LTV           LTV           Doc           Occupied
---------------------------------------------------------------------------------------------
Non Owner                               74.68%        80.29%        20.82%           0.00%
Owner Occupied                           77.22         90.51         27.67         100.00
Second Home                              78.34         85.36         18.45           0.00
----------------------------------------------------------------------------------------------
Total:                                  76.69%        88.18%        25.98%         76.16%
==============================================================================================




                                                   Distribution by Property Type

                                                                      Pct. Of Pool                    Weighted
                                                                           By           Weighted        Avg.          Avg.
             Property                 Number Of        Principal       Principal       Avg. Gross      Current     Principal
               Type                     Loans           Balance         Balance          Coupon         FICO        Balance
-------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                  55       $19,501,838          13.21%           6.099%        711       $354,579
Condo                                       96        17,957,624          12.17            5.889         714        187,059
Co-op                                        2           305,472           0.21            4.974         717        152,736
PUD                                        106        22,891,389          15.51            5.720         717        215,957
Single Family                              414        86,898,109          58.87            5.877         713        209,899
Townhouse                                    1            62,115           0.04            6.500         663         62,115
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     674      $147,616,547         100.00%           5.882%        713       $219,016
===============================================================================================================================


                                      Weighted      Weighted
                                        Avg.          Avg.
             Property                 Original      Combined     Pct. Full      Pct. Owner
               Type                      LTV          LTV           Doc          Occupied
---------------------------------------------------------------------------------------------
2-4 Family                              71.85%       77.71%         22.33%         40.29%
Condo                                   79.29        91.82          25.04          76.55
Co-op                                   75.30        75.30         100.00         100.00
PUD                                     78.46        91.45          30.71          76.10
Single Family                           76.78        88.97          25.51          84.12
Townhouse                               80.00        80.00           0.00           0.00
---------------------------------------------------------------------------------------------
Total:                                  76.69%       88.18%         25.98%         76.16%
=============================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                       Distribution by State

                                                                      Pct. Of Pool                    Weighted
                                                                           By           Weighted        Avg.         Avg.
                                    Number Of         Principal        Principal       Avg. Gross      Current     Principal
             State                    Loans            Balance          Balance           Coupon        FICO        Balance
----------------------------------------------------------------------------------------------------------------------------
CA - Southern                            117        $32,787,823          22.21%           5.928%        702      $280,238
CA - Northern                             89         25,738,941          17.44            5.859         730       289,202
FL                                        50          9,832,557           6.66            5.990         705       196,651
IL                                        37          7,111,675           4.82            6.024         710       192,207
AZ                                        41          6,845,105           4.64            5.885         726       166,954
VA                                        25          6,759,422           4.58            6.037         727       270,377
NV                                        25          6,358,699           4.31            5.673         711       254,348
OH                                        44          5,892,125           3.99            5.542         725       133,912
MA                                        19          5,850,048           3.96            5.962         719       307,897
CO                                        24          4,484,554           3.04            5.510         705       186,856
Other                                    203         35,955,597          24.36            5.894         708       177,121
----------------------------------------------------------------------------------------------------------------------------
Total:                                   674       $147,616,547         100.00%           5.882%        713      $219,016
============================================================================================================================


                                      Weighted      Weighted
                                       Avg.           Avg.
                                     Original       Combined      Pct. Full     Pct. Owner
             State                      LTV           LTV            Doc         Occupied
---------------------------------------------------------------------------------------------
CA - Southern                         75.96%         88.72%         14.43%        80.38%
CA - Northern                         76.26          90.96          15.05         72.56
FL                                    78.55          87.56          28.95         74.24
IL                                    77.36          89.35          30.72         86.78
AZ                                    81.21          91.53          37.56         71.11
VA                                    74.52          80.65          25.84         58.44
NV                                    78.57          89.70          28.99         84.24
OH                                    79.70          94.59          30.97         87.22
MA                                    67.57          72.68           2.46         51.29
CO                                    78.81          92.85          54.65         85.91
Other                                 76.96          87.05          39.32         77.21
---------------------------------------------------------------------------------------------
Total:                                76.69%         88.18%         25.98%        76.16%
=============================================================================================




                                                      Distribution by Zip Code

                                                                       Pct. Of Pool                   Weighted
                                                                            By          Weighted        Avg.          Avg.
                                      Number Of        Principal        Principal      Avg. Gross      Current     Principal
             Zip Code                   Loans           Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
89139                                        4         $1,011,454           0.69%          5.303%        708       $252,863
89148                                        4            954,450           0.65           5.492         731        238,613
60634                                        3            878,982           0.60           5.992         704        292,994
92084                                        2            867,337           0.59           5.875         689        433,669
90012                                        2            770,000           0.52           6.031         742        385,000
90007                                        2            717,424           0.49           6.375         685        358,712
91335                                        2            710,200           0.48           6.003         696        355,100
94803                                        2            682,000           0.46           5.821         696        341,000
92563                                        2            668,400           0.45           5.882         699        334,200
95757                                        2            668,000           0.45           5.998         731        334,000
Other                                      649        139,688,300          94.63           5.884         713        215,236
------------------------------------------------------------------------------------------------------------------------------
Total:                                     674       $147,616,547         100.00%          5.882%        713       $219,016
==============================================================================================================================


                                       Weighted      Weighted
                                         Avg.          Avg.
                                       Original      Combined      Pct. Full     Pct. Owner
             Zip Code                     LTV           LTV           Doc         Occupied
----------------------------------------------------------------------------------------------
89139                                    78.88%        94.45%         29.25%        100.00%
89148                                    78.41         91.32          43.23        100.00
60634                                    80.00         90.97           0.00         63.76
92084                                    69.85         69.85         100.00        100.00
90012                                    71.55         75.97           0.00         43.86
90007                                    75.00        100.00           0.00        100.00
91335                                    73.48         97.45           0.00        100.00
94803                                    75.81         94.87           0.00        100.00
92563                                    75.10         95.09           0.00        100.00
95757                                    80.00        100.00           0.00        100.00
Other                                    76.74         88.05          26.33         75.35
----------------------------------------------------------------------------------------------
Total:                                   76.69%        88.18%         25.98%        76.16%
==============================================================================================




                                            Distribuion by Remaining Months to Maturity

                                                                       Pct. Of Pool                   Weighted
            Remaining                                                       By          Weighted        Avg.          Avg.
            Months To                Number Of         Principal        Principal      Avg. Gross      Current     Principal
             Maturity                  Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
301 - 360                                 674        $147,616,547        100.00%          5.882%         713       $219,016
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547        100.00%          5.882%         713       $219,016
==============================================================================================================================


                                      Weighted      Weighted
            Remaining                   Avg.          Avg.
            Months To                 Original      Combined      Pct. Full     Pct. Owner
             Maturity                    LTV           LTV           Doc         Occupied
---------------------------------------------------------------------------------------------
301 - 360                              76.69%        88.18%         25.98%        76.16%
---------------------------------------------------------------------------------------------
Total:                                 76.69%        88.18%         25.98%        76.16%
=============================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 Distribution by Amortization Type

                                                                       Pct. Of Pool                   Weighted
                                                                            By          Weighted        Avg.          Avg.
          Amortization               Number Of         Principal        Principal      Avg. Gross      Current     Principal
              Type                     Loans            Balance          Balance         Coupon         FICO        Balance
-------------------------------------------------------------------------------------------------------------------------------
1 Month ARM                                88         $17,019,709         11.53%           5.584%        726       $193,406
1 Year ARM                                 73          16,162,347          10.95           5.675         720        221,402
2 Year ARM                                 74          15,864,124          10.75           5.970         686        214,380
3 Year ARM                                200          44,472,499          30.13           5.970         718        222,362
5 Year ARM                                132          29,261,627          19.82           6.019         701        221,679
6 Month ARM                               107          24,836,242          16.82           5.844         723        232,114
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547        100.00%           5.882%        713       $219,016
===============================================================================================================================


                                      Weighted      Weighted
                                        Avg.          Avg.
          Amortization               Original      Combined      Pct. Full     Pct. Owner
              Type                       LTV          LTV            Doc         Occupied
---------------------------------------------------------------------------------------------
1 Month ARM                             78.02%       90.62%          21.88%        67.12%
1 Year ARM                              79.18        95.35           11.96         96.77
2 Year ARM                              75.55        86.34            6.01         85.58
3 Year ARM                              76.69        87.88           32.24         81.07
5 Year ARM                              74.43        80.94           46.91         75.21
6 Month ARM                             77.57        92.11           14.82         55.29
---------------------------------------------------------------------------------------------
Total:                                  76.69%       88.18%          25.98%        76.16%
=============================================================================================





                                              Distribution by Prepayment Term (Months)

                                                                       Pct. Of Pool                   Weighted
           Prepayment                                                       By          Weighted        Avg.          Avg.
              Term                   Number Of         Principal        Principal      Avg. Gross      Current     Principal
            (Months)                   Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
0                                         463        $103,362,980          70.02%          5.871%        715       $223,246
6                                          12           3,057,128           2.07           6.148         708        254,761
12                                         28           6,444,062           4.37           5.936         710        230,145
24                                         34           8,556,347           5.80           6.323         691        251,657
36                                        130          24,370,350          16.51           5.718         716        187,464
60                                          7           1,825,679           1.24           5.959         723        260,811
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713       $219,016
==============================================================================================================================


                                     Weighted      Weighted
           Prepayment                  Avg.          Avg.
              Term                   Original      Combined      Pct. Full     Pct. Owner
            (Months)                    LTV           LTV           Doc         Occupied
--------------------------------------------------------------------------------------------
0                                      76.11%        86.36%         27.31%        78.51%
6                                      75.66         91.89           0.00         47.95
12                                     79.60         96.24          19.03         75.14
24                                     78.02         93.49           4.53         73.14
36                                     78.25         91.37          31.53         71.53
60                                     74.09         89.42          45.19         70.14
--------------------------------------------------------------------------------------------
Total:                                 76.69%        88.18%         25.98%        76.16%
============================================================================================





                                                    Distribution by Periodic Cap

                                                                         Pct. Of                      Weighted
                                                                         Pool By        Weighted        Avg.          Avg.
                                     Number Of         Principal        Principal      Avg. Gross      Current     Principal
          Periodic Cap                 Loans            Balance          Balance         Coupon         FICO        Balance
-------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                              128         $26,523,630          17.97%          5.925%        695       $207,216
1.50 - 1.99%                                1             174,347           0.12           7.125         595        174,347
2.00 - 2.49%                              360          81,617,783          55.29           5.918         715        226,716
6.00 - 6.49%                               31           8,953,459           6.07           6.090         703        288,821
12.00 - 12.49%                            154          30,347,328          20.56           5.677         729        197,061
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713       $219,016
===============================================================================================================================


                                     Weighted      Weighted
                                       Avg.          Avg.
                                     Original      Combined      Pct. Full     Pct. Owner
          Periodic Cap                  LTV           LTV           Doc         Occupied
--------------------------------------------------------------------------------------------
1.00 - 1.49%                           76.85%        87.46%         22.63%        80.36%
1.50 - 1.99%                           80.00         80.00           0.00        100.00
2.00 - 2.49%                           76.05         86.69          31.00         83.42
6.00 - 6.49%                           78.55         97.23           5.66         55.56
12.00 - 12.49%                         77.70         90.20          21.56         58.93
--------------------------------------------------------------------------------------------
Total:                                 76.69%        88.18%         25.98%        76.16%
============================================================================================





                                                Distribution by Months to Rate Reset

                                                                       Pct. Of Pool                   Weighted
                                                                            By          Weighted        Avg.          Avg.
            Months To                Number Of         Principal        Principal      Avg. Gross      Current     Principal
           Rate Reset                  Loans            Balance          Balance         Coupon         FICO        Balance
------------------------------------------------------------------------------------------------------------------------------
10 & Below                                194         $41,603,951          28.18%          5.738%        724       $214,453
11 - 20                                   121          26,431,769          17.91           5.771         707        218,444
21 - 30                                    29           6,389,026           4.33           6.117         690        220,311
31 - 40                                   197          43,678,174          29.59           5.960         718        221,717
51 - 60                                   133          29,513,627          19.99           6.017         702        221,907
------------------------------------------------------------------------------------------------------------------------------
Total:                                    674        $147,616,547         100.00%          5.882%        713       $219,016
==============================================================================================================================


                                      Weighted      Weighted
                                        Avg.          Avg.
            Months To                 Original      Combined      Pct. Full     Pct. Owner
           Rate Reset                    LTV          LTV            Doc         Occupied
---------------------------------------------------------------------------------------------
10 & Below                              77.74%       91.54%          17.80%        59.86%
11 - 20                                 78.27        92.56           10.92         91.23
21 - 30                                 73.99        83.01            0.00         84.36
31 - 40                                 76.63        87.96           32.83         81.88
51 - 60                                 74.47        80.98           46.51         75.42
---------------------------------------------------------------------------------------------
Total:                                  76.69%       88.18%          25.98%        76.16%
=============================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                Distribution by Maximum Lifetime Rate

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Maximum                Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Lifetime Rate        Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
--------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
9.49% & Below           2      $520,742       0.35%      3.909%        734    $260,371      80.00%     100.00%   57.54%     100.00%
9.50 - 9.99%            7     1,517,605       1.03       4.756         709     216,801      64.80       70.95    23.46      100.00
10.00 - 10.49%         24     5,208,982       3.53       5.292         700     217,041      71.54       76.75    59.05       98.27
10.50 - 10.99%         74    15,313,864      10.37       5.620         701     206,944      76.62       85.93    46.58       92.07
11.00 - 11.49%         83    16,807,242      11.39       5.945         707     202,497      77.61       88.03    36.15       76.89
11.50 - 11.99%        172    40,170,069      27.21       5.870         716     233,547      76.50       88.06    23.21       85.60
12.00 - 12.49%        234    49,950,037      33.84       5.877         724     213,462      77.06       89.39    19.49       65.73
12.50 - 12.99%         36     7,060,332       4.78       6.678         690     196,120      78.60       89.33    19.24       70.77
13.00 - 13.49%          7     1,239,200       0.84       7.249         724     177,029      68.99       74.88    39.65       45.53
13.50 - 13.99%          3       700,668       0.47       5.971         698     233,556      72.64       74.31     0.00       46.53
14.00 - 14.49%          1       174,347       0.12       7.125         595     174,347      80.00       80.00     0.00      100.00
16.00% & Above         31     8,953,459       6.07       6.090         703     288,821      78.55       97.23     5.66       55.56
                      ---  ------------     ------       -----         ---    --------      -----       -----    -----       -----
Total:                674  $147,616,547     100.00%      5.882%        713    $219,016      76.69%      88.18%   25.98%      76.16%
                      ===  ============     ======       =====         ===    ========      =====       =====    =====       =====


                                               Distributions by Minimum Lifetime Rate

                                             Pct. Of    Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Minimum               Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Lifetime Rate       Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-------------       -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1.99% & Below         14    $2,546,612       1.73%      5.090%        726    $181,901      76.98%      84.63%   20.63%      63.94%
2.00 - 2.49%         365    79,982,208      54.18       5.827         711     219,129      75.86       85.50    32.30       81.54
2.50 - 2.99%         150    32,075,186      21.73       5.793         721     213,835      78.80       91.54    18.79       77.63
3.00 - 3.49%          70    13,632,498       9.24       6.177         723     194,750      75.10       87.12    31.86       51.11
3.50 - 3.99%          62    16,436,977      11.13       6.164         695     265,113      77.88       95.65     6.19       67.42
4.00 - 4.49%           7     1,622,471       1.10       6.024         722     231,782      80.00       98.08    26.13       88.27
4.50 - 4.99%           1       174,347       0.12       7.125         595     174,347      80.00       80.00     0.00      100.00
5.50 - 5.99%           4     1,083,746       0.73       5.962         734     270,937      71.58       81.46    16.83       89.21
6.50 - 6.99%           1        62,500       0.04       6.875         767      62,500      71.43      100.00     0.00      100.00
                      ---  ------------     ------       -----        ---    --------      -----       -----    -----       -----
Total:               674  $147,616,547     100.00%      5.882%        713    $219,016      76.69%      88.18%   25.98%      76.16%
                      ===  ============     ======       =====        ===    ========      =====       =====    =====       =====


                                                       Distribution by Margin

                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.      Pct.
                        Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full     Owner
Margin                Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-------------         -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1.99% & Below            14    $2,546,612       1.73%      5.090%      726   $181,901      76.98%       84.63%   20.63%    63.94%
2.00 - 2.49%            389    85,479,533      57.91       5.842       712    219,742      75.78        85.65    31.10     81.99
2.50 - 2.99%            147    31,173,697      21.12       5.788       722    212,066      78.92        91.80    19.33     76.98
3.00 - 3.49%             65    12,559,256       8.51       6.174       723    193,219      75.82        88.07    34.59     50.21
3.50 - 3.99%             58    15,683,102      10.62       6.166       694    270,398      77.85        95.59     5.59     65.32
4.50 - 4.99%              1       174,347       0.12       7.125       595    174,347      80.00        80.00     0.00    100.00
                        ---  ------------     ------       -----       ---   --------      -----        -----    -----     -----
Total:                  674  $147,616,547     100.00%      5.882%      713   $219,016      76.69%       88.18%   25.98%    76.16%
                        ===  ============     ======       =====       ===   ========      =====        =====    =====     =====






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Distribution by First Adjustment Cap


                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
First                 Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.      Pct.
Adjustment              Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full     Owner
Cap                   Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
--------------        -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
1.00% & Below             7    $1,603,393       1.09%      5.272%      744    $229,056      76.11%      89.75%   22.05%   100.00%
1.51 - 2.00%            107    22,873,651      15.50       5.741       722     213,772      77.90       91.87    19.04     88.40
2.51 - 3.00%            112    24,114,716      16.34       5.987       693     215,310      75.71       86.13    22.76     79.27
3.51 - 4.00%             19     3,125,234       2.12       6.038       685     164,486      81.28       97.70    92.98    100.00
4.51 - 5.00%            115    24,498,595      16.60       5.999       702     213,031      75.77       81.78    44.93     77.99
5.51 - 6.00%            160    41,053,631      27.81       5.991       716     256,585      76.07       88.88    18.76     76.42
11.51 - 12.00%          154    30,347,328      20.56       5.677       729     197,061      77.70       90.20    21.56     58.93
                        ---  ------------     ------       -----       ---    --------      -----       -----    -----     -----
Total:                  674  $147,616,547     100.00%      5.882%      713    $219,016      76.69%      88.18%   25.98%    76.16%
                        ===  ============     ======       =====       ===    ========      =====       =====    =====     =====

                                               Distribution by Periodic Lifetime Cap

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Periodic               Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Lifetime Cap         Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
---------------      -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
4.51 - 5.00%           199    $40,425,396      27.39%      5.958%      699    $203,143      76.09%      83.39%   39.77%    79.94%
5.01 - 5.50%             6      1,107,500       0.75       6.500       758     184,583      79.71       93.65    28.82     32.71
5.51 - 6.00%           332     75,563,844      51.19       5.932       718     227,602      76.37       89.10    21.74     79.29
6.01 - 6.50%            53      9,955,909       6.74       5.708       731     187,847      77.97       90.64    22.78     60.47
6.51 - 7.00%            41      9,248,729       6.27       5.268       722     225,579      79.10       90.11    24.56     78.62
7.01 - 7.50%            10      1,777,992       1.20       4.832       718     177,799      75.10       91.03    27.37     70.22
7.51 - 8.00%             2        583,718       0.40       5.640       704     291,859      71.17       71.17     0.00     55.85
9.01% & Above           31      8,953,459       6.07       6.090       703     288,821      78.55       97.23     5.66     55.56
                       ---   ------------     ------       -----       ---    --------      -----       -----    -----     -----
Total:                 674   $147,616,547     100.00%      5.882%      713    $219,016      76.69%      88.18%   25.98%    76.16%
                       ===   ============     ======       =====       ===    ========      =====       =====    =====     =====


                                                Distribution by Interest Only Loans

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Interest               Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Only Loans           Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-----------          -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
N                      110   $23,559,044      15.96%      5.905%      702    $214,173      75.26%      84.12%   18.71%      71.70%
Y                      564   124,057,503      84.04       5.877       715     219,960      76.96       88.96    27.36       77.01
                       ---  ------------     ------       -----       ---    --------      -----       -----    -----       -----
Total:                 674  $147,616,547     100.00%      5.882%      713    $219,016      76.69%      88.18%   25.98%      76.16%
                       ===  ============     ======       =====       ===    ========      =====       =====    =====       =====

                                                 Distribution by Interest Only Term

                                              Pct. Of    Weighted  Weighted             Weighted       Weighted
                     Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Interest               Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Only Term            Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
---------------      -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
  0                    110   $23,559,044       15.96%      5.905%     702    $214,173      75.26%      84.12%   18.71%      71.70%
 24                      1       253,520         0.17      5.625      676     253,520      80.00       95.00     0.00      100.00
 36                     86    17,750,454       12.02       6.013      718     206,401      77.29       86.28    38.26       73.81
 60                    122    28,112,048       19.04       6.024      694     230,427      74.80       82.99    40.63       76.22
120                    355    77,941,481       52.80       5.794      723     219,553      77.66       91.70    20.19       77.95
                       ---  ------------     ------       -----       ---    --------      -----       -----    -----       -----
Total:                 674  $147,616,547     100.00%      5.882%      713    $219,016      76.69%      88.18%   25.98%      76.16%
                       ===  ============     ======       =====       ===    ========      =====       =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans(1)

    Scheduled Principal Balance:                                $730,579,382
    Number of Mortgage Loans:                                          2,256
    Average Scheduled Principal Balance:                            $323,838
    Interest Only Loans:                                              92.06%
    Weighted Average Gross Coupon:                                    5.930%
    Weighted Average Net Coupon: (2)                                  5.607%
    Weighted Average FICO Score:                                         714
    Weighted Average Original LTV Ratio:                              75.36%
    Weighted Average Stated Remaining Term (months):                     359
    Weighted Average Seasoning (months):                                   1
    Weighted Average Months to Roll:                                      50
    Weighted Average Gross Margin:                                     2.35%
    Weighted Average Initial Rate Cap:                                 5.32%
    Weighted Average Periodic Rate Cap:                                2.53%
    Weighted Average Gross Maximum Lifetime Rate:                     11.42%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                              Distribution by Current Principal Balance

                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
Current Principal       Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Balance               Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-----------------     -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
$50,000 & Below           5      $237,947       0.03%      6.794%      694     $47,589      80.73%      80.73%    0.00%      21.01%
$50,001 - $75,000        30     1,945,072       0.27       6.324       724      64,836      74.25       76.81    36.36       35.28
$75,001 - $100,000       68     6,117,142       0.84       6.038       709      89,958      72.37       78.87    49.07       58.04
$100,001 - $125,000     118    13,415,295       1.84       6.041       709     113,689      79.39       89.34    63.53       74.69
$125,001 - $150,000     185    25,667,195       3.51       6.065       711     138,742      78.12       86.16    65.40       73.29
$150,001 - $200,000     336    59,947,965       8.21       5.930       709     178,417      76.15       85.40    60.07       82.90
$200,001 - $250,000     258    58,188,123       7.96       5.875       714     225,535      77.54       85.25    55.85       78.91
$250,001 - $300,000     254    69,604,054       9.53       5.866       709     274,032      76.57       84.71    57.60       85.26
$300,001 - $350,000     215    69,985,293       9.58       5.856       710     325,513      76.21       84.40    57.88       76.24
$350,001 - $400,000     206    77,253,845      10.57       5.864       719     375,019      76.18       85.73    42.89       86.44
$400,001 - $450,000     142    60,935,323       8.34       5.981       712     429,122      76.65       87.77    41.45       92.35
$450,001 - $500,000     130    61,981,563       8.48       5.902       722     476,781      77.30       87.27    35.31       83.00
$500,001 - $550,000      71    37,149,029       5.08       5.995       719     523,226      77.14       87.15    43.75       88.73
$550,001 - $600,000      63    36,287,985       4.97       5.948       716     576,000      75.28       86.43    34.80       82.56
$600,001 - $650,000      54    34,321,258       4.70       5.960       725     635,579      74.69       86.65    31.53       92.59
$650,001 - $700,000      15    10,292,875       1.41       5.830       701     686,192      66.06       72.33    33.17      100.00
$700,001 - $750,000      23    16,775,019       2.30       5.869       719     729,349      75.20       88.13    43.36       91.38
$750,001 - $800,000       7     5,423,350       0.74       5.822       730     774,764      66.43       73.16    28.53      100.00
$800,001 - $850,000      10     8,249,650       1.13       6.064       731     824,965      71.68       78.17    49.78       69.82
$850,001 - $900,000      15    13,283,296       1.82       5.942       718     885,553      75.42       78.93    26.71       79.82
$900,001 - $950,000       6     5,570,861       0.76       5.919       716     928,477      72.50       76.68    33.12      100.00
$950,001 -
   $1,000,000            18    17,805,835       2.44       5.872       723     989,213      70.42       77.51    38.89       83.33
$1,000,001 -
   $1,500,000            20    25,949,972       3.55       6.036       708   1,297,499      65.57       69.99    15.58       76.28
$1,500,001 & Above        7    14,191,436       1.94       6.313       683   2,027,348      61.75       65.88    34.48       74.03
                      -----  ------------     ------       -----       ---    --------      -----       -----    -----       -----
Total:                2,256  $730,579,382     100.00%      5.930%      714    $323,838      75.36%      84.24%   45.95%      83.32%
                      =====  ============     ======       =====       ===    ========      =====       =====    =====       =====




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Current Rate


                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                        Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Current Rate          Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
-----------------     -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
4.50% & Below           2    $1,009,549          0.14%      4.134%    701    $504,774      71.24%      86.20%   64.38%     100.00%
4.51 - 5.00%           61    24,464,221          3.35       4.898     724     401,053      74.44       84.27    51.35       88.42
5.01 - 5.50%          441   134,391,997         18.40       5.360     720     304,744      76.18       86.59    60.41       90.04
5.51 - 6.00%          953   313,136,529         42.86       5.824     717     328,580      73.93       83.17    45.44       88.31
6.01 - 6.50%          554   184,108,758         25.20       6.295     708     332,326      75.96       84.00    40.63       77.01
6.51 - 7.00%          195    59,256,478          8.11       6.756     701     303,879      77.85       84.12    36.14       66.36
7.01 - 7.50%           44    11,865,930          1.62       7.292     717     269,680      82.45       87.91    23.50       52.64
7.51 - 8.00%            6     2,345,920          0.32       7.761     665     390,987      83.45       94.34     0.00       51.16
                    -----  ------------        ------       -----     ---    --------      -----       -----    -----       -----
Total:              2,256  $730,579,382        100.00%      5.930%    714    $323,838      75.36%      84.24%   45.95%      83.32%
                    =====  ============        ======       =====     ===    ========      =====       =====    =====       =====


                                                        Distribution by FICO

                                               Pct. Of    Weighted  Weighted             Weighted       Weighted
                      Number                   Pool By      Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                        Of     Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
FICO                  Loans     Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
--------------        -----     -------        -------     ------     ----    -------       ---          ---       ---     --------
800 - 819                65   $19,364,125       2.65%      5.895%     807    $297,910      71.60%      80.08%   38.78%      73.05%
780 - 799               158    53,090,437       7.27       5.779      789     336,015      76.04       85.58    41.86       84.05
760 - 779               202    66,397,309       9.09       5.867      769     328,700      76.47       85.03    44.57       69.96
740 - 759               250    80,498,727      11.02       5.847      750     321,995      76.14       87.09    41.29       83.82
720 - 739               275    95,245,567      13.04       5.899      729     346,348      76.48       87.72    39.11       82.92
700 - 719               361   119,419,747      16.35       5.922      709     330,803      75.19       85.25    45.31       82.05
680 - 699               318   104,981,284      14.37       5.995      691     330,130      74.81       83.00    45.03       81.44
660 - 679               348   113,133,441      15.49       6.007      670     325,096      74.20       81.54    49.10       90.64
640 - 659               175    49,271,931       6.74       6.077      650     281,554      76.21       81.15    58.25       88.36
620 - 639                91    25,692,529       3.52       5.944      631     282,335      74.16       80.45    67.76       95.18
600 - 619                 8     2,154,926       0.29       5.747      612     269,366      74.47       75.40    79.16       92.11
580 - 599                 1       650,000       0.09       6.250      592     650,000      65.00       65.00   100.00      100.00
N/A                       4       679,359       0.09       6.287      N/A     169,840      72.19       72.19    71.51       63.41
                    -----  ------------        ------       -----     ---    --------      -----       -----    -----       -----
Total:              2,256  $730,579,382        100.00%      5.930%    714    $323,838      75.36%      84.24%   45.95%      83.32%
                    =====  ============        ======       =====     ===    ========      =====       =====    =====       =====


                                                    Distribution by Original LTV

                                             Pct. Of      Weighted  Weighted             Weighted       Weighted
                    Number                   Pool By        Avg.      Avg.      Avg.       Avg.          Avg.      Pct.       Pct.
                      Of       Principal      Principal     Gross    Current  Principal   Original     Combined    Full       Owner
Original LTV        Loans       Balance        Balance     Coupon     FICO    Balance       LTV          LTV       Doc     Occupied
--------------      -----       -------        -------     ------     ----    -------       ---          ---       ---     --------
30.00% & Below         10      $1,885,250       .26%       5.648       750    $188,525      25.52%      26.06%   26.64%      71.09%
30.01 - 40.00%         27       6,787,852       0.93       5.987       707     251,402      35.06       35.06    20.23       79.93
40.01 - 50.00%         41      14,599,317       2.00       5.938       715     356,081      45.90       52.87    44.47       87.19
50.01 - 60.00%        120      41,357,871       5.66       5.760       710     344,649      55.92       59.66    33.33       81.20
60.01 - 70.00%        229     101,400,524      13.88       5.925       702     442,797      66.45       71.29    27.13       70.75
70.01 - 80.00%      1,609     517,943,165      70.89       5.913       718     321,904      78.82       89.90    50.09       87.65
80.01 - 85.00%         20       4,258,314       0.58       6.133       699     212,916      84.76       85.13    55.56       76.35
85.01 - 90.00%        140      30,804,005       4.22       6.335       705     220,029      89.67       89.70    57.39       51.84
90.01 - 95.00%         52      10,044,352       1.37       6.266       701     193,161      94.64       94.64    50.43       91.59
95.01 - 100.00%         8       1,498,733       0.21       5.713       659     187,342      98.75       98.75   100.00      100.00
                    -----    ------------     ------       -----       ---    --------      -----       -----    -----       -----
Total:              2,256    $730,579,382     100.00%      5.930%      714    $323,838      75.36%      84.24%   45.95%      83.32%
                    =====    ============     ======       =====       ===    ========      =====       =====    =====       =====



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                    Distribution by Document Type


                                                Pct. Of    Weighted     Weighted              Weighted    Weighted
                       Number                   Pool By      Avg.         Avg.      Avg.        Avg.        Avg.     Pct.   Pct.
                        Of        Principal    Principal     Gross      Current   Principal   Original    Combined   Full  Owner
Document Type          Loans       Balance      Balance     Coupon       FICO      Balance       LTV        LTV      Doc  Occupied
--------------------  -----       -------       -------     ------       ----    -------         ---        ---      ---   -------
Full/Alt Doc          1,162    $335,700,437      45.95%      5.850%       709     $288,899      77.00%      86.78%  100.00%  84.31%
No Doc/NINA/No Ratio    297      95,513,774      13.07       6.111        714      321,595       68.42      72.14     0.00    86.76
Stated Income           797     299,365,172      40.98       5.962        720      375,615       75.73      85.25     0.00    81.12
                      -----    ------------     ------       -----        ---     --------      -----       -----    -----   -----
Total:                2,256    $730,579,382     100.00%      5.930%       714     $323,838      75.36%      84.24%   45.95%  83.32%
                      =====    ============     ======       =====        ===     ========      =====       =====    =====   =====


                                                    Distribution by Loan Purpose


                                                Pct. Of    Weighted     Weighted              Weighted    Weighted
                       Number                   Pool By      Avg.         Avg.      Avg.        Avg.        Avg.     Pct.   Pct.
                        Of        Principal    Principal     Gross      Current   Principal   Original    Combined   Full  Owner
Loan Purpose           Loans       Balance      Balance     Coupon       FICO      Balance       LTV        LTV      Doc  Occupied
--------------------  -----       -------       -------     ------       ----    -------         ---        ---      ---   -------
Cashout Refinance      544     $195,024,585      26.69%      5.975%      701     $358,501      69.06%      71.65%   34.57%   85.14%
Construction             1          368,848       0.05       5.875       747      368,848      40.11       40.11   100.00   100.00
Purchase             1,494      468,436,604      64.12       5.918       722      313,545      78.43       89.98    49.61    81.54
Rate/ Term Refinance   217   66,749,349,345       9.14       5.881       699      307,601      72.41       81.02    53.19    90.46
                     -----     ------------     ------       -----       ---     --------      -----       -----    -----    -----
Total:               2,256     $730,579,382     100.00%      5.930%      714     $323,838      75.36%      84.24%   45.95%   83.32%
                     =====     ============     ======       =====       ===     ========      =====       =====    =====    =====



                                                  Distribution by Occupancy Status

                                               Pct. Of    Weighted     Weighted              Weighted    Weighted
                      Number                   Pool By      Avg.        Avg.        Avg.       Avg.        Avg.     Pct.    Pct.
Occupancy              Of        Principal    Principal     Gross      Current   Principal   Original    Combined   Full   Owner
Status               Loans       Balance      Balance      Coupon       FICO      Balance      LTV         LTV       Doc   Occupied
-------------------  -----       -------      -------      ------       ----      -------       ---        ---       ---    -------
Non Owner             318       $85,697,218     11.73%      6.198%       729      $269,488     73.87%     76.28%   42.11%    0.00%
Owner Occupied      1,821       608,738,414     83.32       5.885        712       334,288     75.53      85.69    46.50   100.00
Second Home           117        36,143,751      4.95       6.050        719       308,921     75.91      78.71    45.87     0.00
                     -----     ------------    -------      ------       ---      --------     -----      -----    -----    ------
Total:               2,256     $730,579,382    100.00%      5.930%       714      $323,838     75.36%     84.24%   45.95%   83.32%
                     =====     ============    =======      ======       ===      ========     =====      =====    =====    =====


                                                    Distribution by Property Type


                                                 Pct. Of    Weighted   Weighted              Weighted    Weighted
                      Number                     Pool By      Avg.      Avg.        Avg.       Avg.        Avg.     Pct.    Pct.
Property               Of        Principal      Principal     Gross    Current   Principal   Original    Combined   Full   Owner
Type                 Loans       Balance        Balance      Coupon     FICO      Balance      LTV         LTV      Doc   Occupied
-------------------  -----       -------        -------      ------     ----      -------      ---        ---      ---    -------
2-4 Family             111   $42,500,569         5.82%       6.087%      726      $382,888    72.71%     77.42%   37.18%   51.74%
Condo                  293    83,361,780        11.41        5.960       722       284,511    75.43      85.55    51.82    76.56
Co-op                    6       895,009         0.12        5.440       753       149,168    83.07      83.07   100.00   100.00
PUD                    457   150,791,914        20.64        5.870       712       329,960    77.17      86.60    52.11    86.34
Single Family        1,388   452,820,110        61.98        5.930       712       326,239    74.98      83.87    43.56    86.53
Townhouse                1       210,000         0.03        6.500       653       210,000    60.00      60.00     0.00     0.00
                     -----  ------------       ------        -----       ---    -  -------    -----      -----    -----    -----
Total:               2,256  $730,579,382      100.00%       5.930%       714      $323,838    75.36%     84.24%   45.95%   83.32%
                     =====  ============       ======       ======       ===      ========    =====      =====    =====    =====




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                          Pct. Of    Weighted   Weighted             Weighted     Weighted
                  Number                  Pool By      Avg.      Avg.       Avg.       Avg.         Avg.      Pct.    Pct.
                    Of       Principal   Principal     Gross    Current   Principal   Original    Combined    Full    Owner
State             Loans       Balance     Balance     Coupon     FICO     Balance       LTV         LTV       Doc   Occupied
------            -----       -------     -------     ------     ----    -------       ---          ---       ---    -------
CA - Southern       510  $213,366,260     29.21%      5.916%      712    $418,365      74.89%      84.99%     37.95%   88.27%
CA - Northern       391   164,526,491     22.52       5.899       725     420,784      74.56       85.26      35.97    89.79
FL                  203    55,071,574      7.54       6.144       709     271,289      74.59       80.59      56.39    55.37
AZ                  124    30,213,471      4.14       5.992       713     243,657      75.61       81.84      52.52    77.89
MA                   71    25,429,206      3.48       5.994       712     358,158      71.97       75.55      32.56    76.07
NV                   82    22,810,703      3.12       5.662       704     278,179      78.89       85.63      66.54    81.99
CO                  101    22,614,072      3.10       5.811       714     223,902      78.01       88.96      66.73    78.33
NJ                   55    18,285,453      2.50       6.017       716     332,463      68.36       71.15      45.60    77.96
VA                   51    17,412,365      2.38       5.938       710     341,419      77.36       87.61      64.97    89.06
WA                   69    16,185,168      2.22       5.841       711     234,568      78.40       89.83      59.68    93.55
Other               599   144,664,620     19.80       5.939       710     241,510      77.12       85.06      55.82    81.57
                    ---   -----------     -----       -----       ---     -------      -----       -----      -----    -----
Total:            2,256  $730,579,382    100.00%      5.930%      714    $323,838      75.36%      84.24%     45.95%   83.32%
                  =====  ============    ======       =====       ===    ========      =====       =====      =====    =====


                                                  Distribution by Zip Code


                                          Pct. Of    Weighted   Weighted              Weighted     Weighted
                  Number                  Pool By      Avg.      Avg.       Avg.        Avg.         Avg.     Pct.      Pct.
                    Of       Principal   Principal     Gross    Current   Principal   Original    Combined    Full     Owner
Zip Code          Loans       Balance     Balance     Coupon     FICO     Balance       LTV         LTV       Doc     Occupied
---------         -----       -------     -------     ------     ----    -------        ---          ---      ---      -------
33139                 4    $3,312,136       0.45%      6.040%      703    $828,034      68.01%      69.92%    5.47%      9.52%
92679                 2     3,282,500       0.45       6.072       690   1,641,250      73.03       73.03     0.00      100.00
94960                 4     3,242,700       0.44       6.007       750     810,675      71.85       77.74     0.00       82.33
33070                 1     3,000,000       0.41       6.625       661   3,000,000      46.15       65.69   100.00      100.00
94901                 5     2,958,600       0.40       5.885       769     591,720      75.53       89.18    23.93      100.00
95404                 5     2,906,800       0.40       5.740       699     581,360      74.11       79.51    13.35      100.00
94122                 3     2,600,000       0.36       5.752       778     866,667      68.75       76.83    75.38       61.54
90027                 2     2,518,500       0.34       6.531       698   1,259,250      64.56       64.56    75.18       75.18
95051                 5     2,425,650       0.33       5.838       747     485,130      78.08       89.92    37.27      100.00
92057                 7     2,400,100       0.33       6.067       719     342,871      78.78       94.29    41.13       85.50
Other             2,218   701,932,396      96.08       5.925       714     316,471      75.59       84.51    46.40       83.43
                  -----  ------------     -------      -----       ---    --------      -----       -----    -----       -----
Total:            2,256  $730,579,382     100.00%      5.930%      714    $323,838      75.36%      84.24%   45.95%      83.32%
                  =====  ============     ======-      =====       ===    ========      ====-       =====    =====       =====



                                                       Distribution by Remaining Months to Maturity


                                          Pct. Of     Weighted   Weighted              Weighted    Weighted
Remaining         Number                  Pool By       Avg.       Avg.       Avg.       Avg.        Avg.      Pct.        Pct.
Months To           Of    Principal      Principal     Gross     Current   Principal   Original    Combined    Full       Owner
Maturity          Loans    Balance        Balance     Coupon      FICO      Balance      LTV          LTV      Doc     Occupied
----------        -----  ------------     -------     ------      ----     -------       ---          ---      -----    -------
301 - 360         2,256  $730,579,382     100.00%      5.930%      714    $323,838      75.36%      84.24%    45.95%     83.32%
                  -----   -----------     -------      -----       ---     -------      ------      -----     -----      -----
Total:            2,256  $730,579,382     100.00%      5.930%      714    $323,838      75.36%      84.24%    45.95%     83.32%
                  =====  ============     ======-      =====       ===    ========      =====-      =====     =====      =====





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                 Distribution by Amortization Type



                                          Pct. Of    Weighted   Weighted              Weighted     Weighted
                  Number                  Pool By      Avg.      Avg.       Avg.        Avg.         Avg.     Pct.      Pct.
Amortization        Of       Principal   Principal     Gross    Current   Principal   Original    Combined    Full     Owner
Type               Loans       Balance     Balance     Coupon     FICO     Balance       LTV         LTV       Doc     Occupied
---------         -----       -------     -------     ------     ----    -------        ---          ---      ---      -------
1 Month ARM          35    $20,521,102       2.81%       5.543%      724    $586,317    77.96%      87.17%   11.16%    82.60%
1 Year ARM           51     24,873,242       3.40        5.520       730     487,711    79.58       96.72     2.44    100.00
2 Year ARM           27     17,333,835       2.37        6.087       701     641,994    72.69       80.26    29.79     71.85
3 Year ARM          103     59,034,529       8.08        6.059       720     573,151    75.57       85.57    12.25     90.52
5 Year ARM        1,937    556,422,394      76.16        5.969       712     287,260    75.05       83.18    55.26     82.90
6 Month ARM          77     45,610,981       6.24        5.625       722     592,350    75.83       88.47    14.83     74.97
7 Year ARM           26      6,783,299       0.93        5.916       723     260,896    78.63       86.43    90.63     81.58
                  ------  ------------     ------       ------       ---    --------    -----       -----    -----     ------
Total:            2,256   $730,579,382     100.00%      5.930%       714    $323,838    75.36%      84.24%   45.95%    83.32%
                 =======  ============     ======       ======       ===    ========    =====       =====     =====     =====



                                             Distribution by Prepayment Term (Months)


                                          Pct. Of      Weighted    Weighted             Weighted    Weighted
Prepayment       Number                   Pool By       Avg.          Avg.     Avg.       Avg.       Avg.     Pct.      Pct.
Term              Of       Principal      Principal     Gross       Current  Principal   Original   Combined  Full      Owner
(Months)         Loans       Balance       Balance     Coupon        FICO     Balance      LTV        LTV     Doc      Occupied
-------------    -----       -------       -------     ------        ----    -------       ---        ---      ---    ------
 0                1,839   $593,743,163      81.27%      5.926%       715    $322,862    75.11%      83.59%   43.65%     83.58%
 4                    1        577,500       0.08       6.875        699     577,500    75.00       89.94     0.00       0.00
 6                    9      5,826,811       0.80       6.232        687     647,423    66.23       73.91     0.00      92.34
 7                    1        746,963       0.10       5.000        779     746,963    80.00       90.00     0.00     100.00
12                  163     49,447,589       6.77       5.965        712     303,359    76.53       89.20    74.59      82.17
24                   11      5,135,342       0.70       6.054        682     466,849    77.55       93.74    14.46      97.60
36                  173     61,330,552       8.39       5.894        710     354,512    76.61       85.63    45.94      81.30
42                    1      1,000,000       0.14       4.875        774   1,000,000    67.80       67.80     0.00     100.00
60                   58     12,771,463       1.75       6.064        719     220,198    79.86       90.14    84.05      77.08
                  -----    -----------      -----       -----        ---     -------    -----       -----    -----     -----
Total:            2,256   $730,579,382     100.00%      5.930%       714    $323,838    75.36%      84.24%   45.95%    83.32%
                  =====   ============     ======       =====        ===    ========    =====       =====    =====     =====



                                               Distribution by Periodic Cap


                                           Pct. Of      Weighted  Weighted             Weighted     Weighted
                  Number                   Pool By        Avg.      Avg.       Avg.       Avg.        Avg.    Pct.       Pct.
                    Of       Principal     Principal     Gross    Current   Principal   Original   Combined   Full      Owner
Periodic Cap      Loans       Balance       Balance     Coupon     FICO      Balance      LTV        LTV      Doc      Occupied
-------------     -----       -------      -------     ------     ----     -------       ---         ---       ---       ------
1.00 - 1.49%        120   $52,994,395       7.25%       6.009%      706    $441,620      73.59%      82.49%   19.75%      75.46%
2.00 - 2.49%      2,050   629,242,861       86.13       5.945       714     306,948      75.28       83.92    50.48       84.26
6.00 - 6.49%         13     7,541,045        1.03       6.067       702     580,080      78.24       95.72     0.00       94.08
12.00 - 12.49%       73    40,801,081        5.58       5.571       728     558,919      78.40       89.37    18.64       77.07
                  -----   -----------       -----       -----       ---    --------      -----       -----    -----      ------
Total:            2,256  $730,579,382      100.00%      5.930%      714    $323,838      75.36%      84.24%   45.95%     83.32%
                  =====  ============      ======       =====       ===    ========      =====       =====    =====      ======


                                           Distribution by Months to Rate Reset


                                           Pct. Of    Weighted  Weighted              Weighted     Weighted
                  Number                   Pool By      Avg.      Avg.      Avg.        Avg.        Avg.     Pct.        Pct.
Months To           Of       Principal     Principal    Gross    Current  Principal    Original   Combined   Full       Owner
Rate Reset        Loans       Balance      Balance     Coupon     FICO     Balance       LTV        LTV      Doc      Occupied
-------------     -----       -------      -------     ------     ----    -------        ---        ---       ---       ------
10 & Below         112    $66,132,084       9.05%      5.599%      723    $590,465      76.49%      88.07%   13.69%      77.34%
11 - 20             60     30,841,122       4.22       5.575       724     514,019      78.39       93.37     9.96       85.95
21 - 30             17     10,820,497       1.48       6.222       701     636,500      72.43       81.24    19.89      100.00
31 - 40            105     59,948,835       8.21       6.062       720     570,941      75.30       85.15    13.59       89.75
51 - 60          1,932    554,163,546      75.85       5.969       712     286,834      75.08       83.18    55.15       82.83
61 - 70              4      1,890,000       0.26       6.021       708     472,500      75.76       91.62    78.84      100.00
71 - 80              2        409,426       0.06       5.739       669     204,713      97.00       97.00   100.00      100.00
81 - 90             24      6,373,873       0.87       5.927       726     265,578      77.45       85.75    90.03       80.39
                 -----    -----------       -----      ------       ---   ---------     ------      ------   ------     ------
Total:           2,256   $730,579,382      100.00%     5.930%      714    $323,838      75.36%      84.24%   45.95%     83.32%
                 =====   ============      ======      ======       ===   =========     ======      ======   ======     ======







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




                                                Distribution by Maximum Lifetime Rate


                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.        Pct.
  Maximum               Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full       Owner
Lifetime Rate         Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc      Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---       ---       ------

9.49% & Below             1      $359,650       0.05%       4.375%      708      $359,650   61.27%      61.27%   0.00%    100.00%
9.50 - 9.99%             20     7,505,342        1.03       4.794       712       375,267   74.26        83.68   83.41     74.16
10.00 - 10.49%          252    64,593,061        8.84       5.253       715       256,322   75.77        84.54   84.25     89.23
10.50 - 10.99%          636   188,012,010       25.73       5.710       714       295,616   74.13        82.27   65.97     89.92
11.00 - 11.49%          415   129,697,606       17.75       6.050       708       312,524   76.08        85.17   52.79     84.26
11.50 - 11.99%          486   160,611,706       21.98       6.141       719       330,477   74.64        83.02   30.69     80.45
12.00 - 12.49%          339   132,033,651       18.07       6.062       721       389,480   76.69        86.59   22.22     78.47
12.50 - 12.99%           75    25,863,325        3.54       6.677       696       344,844   78.45        87.12   13.09     70.84
13.00 - 13.49%           10     6,717,409        0.92       6.398       696       671,741   75.15        83.86    7.23      84.99
13.50 - 13.99%            9     6,107,020        0.84       6.342       683       678,558   71.86        80.50    0.00      60.40
14.00 - 14.49%            1     1,202,500        0.16       6.250       712     1,202,500   65.00        75.81    0.00      0.00
16.00% & Above           12     7,876,103        1.08       6.152       706       656,342   77.59        95.75    0.00      79.81
                      -----  ------------      ------      ------       ---     ---------   -----       ------   -----     ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%      84.24%   45.95%    83.32%
                      =====  ============      ======      ======       ===     =========   =====       ======   =====     =====


                                                Distribution by Minimum Lifetime Rate


                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.        Pct.
  Minimum               Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full       Owner
Lifetime Rate         Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc      Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---       ---       ------
1.99% & Below            13    $7,663,113        1.05%      5.068%      733      $589,470   76.47%      87.12%   39.25%    88.35%
2.00 - 2.49%          1,952   598,171,341       81.88       5.947       714       306,440   74.96       83.50    51.16     83.09
2.50 - 2.99%            163    63,620,326        8.71       5.792       721       390,309   78.82       89.70    30.82     85.50
3.00 - 3.49%             57    26,175,701        3.58       6.019       702       459,223   77.10       84.21    22.74     85.15
3.50 - 3.99%             53    27,104,947        3.71       6.020       702       511,414   74.10       86.29     2.50     77.26
4.00 - 4.49%             12     5,158,290        0.71       5.850       716       429,857   74.98       87.39     7.75     89.95
4.50 - 4.99%              2       944,715        0.13       6.399       759       472,358   77.75       97.75     0.00    100.00
5.00 - 5.49%              1       360,000        0.05       5.250       783       360,000   80.00      100.00     0.00    100.00
5.50 - 5.99%              2     1,110,950        0.15       6.193       727       555,475   76.05       76.05     0.00    100.00
6.00 - 6.49%              1       270,000        0.04       6.250       653       270,000   56.25       56.25     0.00    100.00
                      -----  -------------     -------     -------      ---     ---------   -----       ------   -----     ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%      84.24%   45.95%    83.32%
                      =====  ============      =======     ======       ===     ==-======   =====       =-====   =====     =====

                                                       Distribution by Margin


                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.        Pct.
                        Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full       Owner
   Margin             Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc      Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---       ---       ------
1.99% & Below            13    $7,663,113        1.05%     5.068%       733      $589,470   76.47%      87.12%   39.25%     88.35%
2.00 - 2.49%          1,984   615,561,537       84.26      5.938        715       310,263   74.94       83.53    49.89      83.11
2.50 - 2.99%            163    64,168,225        8.78      5.766        721       393,670   78.63       89.51    31.17      86.11
3.00 - 3.49%             50    22,933,106        3.14      6.141        701       458,662   77.69       83.70    23.12      83.38
3.50 - 3.99%             41    18,464,297        2.53      6.261        688       450,349   74.74       89.00     1.53      79.71
4.00 - 4.49%              5     1,789,105        0.24      6.367        669       357,821   75.09       83.89     0.00      71.01
                      -----   -----------      ------      ------       ---     ---------   -----       ------   -----     ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%      84.24%   45.95%    83.32%
                      =====  ============      ======      -=====       ===     ==-======   =====       =-====   =====     =====





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.






                                                Distribution by First Adjustment Cap



                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
   First              Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.        Pct.
Adjustment              Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full       Owner
    Cap               Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc      Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---       ---       ------
1.00% & Below            16    $7,306,749        1.00%     5.178%       738      $456,672   73.79%     86.36%    9.79%    94.25%
1.51 - 2.00%             87    44,185,084        6.05      5.588        721       507,875   77.58      90.38      8.62    90.05
2.51 - 3.00%             49    27,308,620        3.74      6.104        701       557,319   74.08      81.86     26.04    81.39
3.51 - 4.00%              1       518,400        0.07      5.875        769       518,400   80.00      80.00    100.00   100.00
4.51 - 5.00%          1,548   442,429,043       60.56      5.941        710       285,807   75.59      83.34     63.70    83.27
5.51 - 6.00%            482   168,030,405       23.00      6.082        721       348,611   73.69      84.04     19.87    83.00
11.51 - 12.00%           73    40,801,081        5.58      5.571        728       558,919   78.40      89.37     18.64    77.07
                      -----   -----------      ------      ------       ---     ---------   -----      ------   ------    ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%     84.24%   45.95%    83.32%
                      =====  ============      ======     =======       ===     =========   =====      ======   =====     =====


                                                Distribution by Periodic Lifetime Cap



                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.      Pct.
  Periodic              Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full     Owner
Lifetime Cap          Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc    Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---       ---     ------
4.51 - 5.00%          1,573  $454,651,852       62.23%     5.942%       710      $289,035   75.57%     83.20%   63.03%   82.77%
5.01 - 5.50%              1       520,000        0.07       6.500       670       520,000   80.00      95.00   100.00   100.00
5.51 - 6.00%            597   224,663,046       30.75       5.981       722       376,320   74.58      85.26    19.27    86.11
6.01 - 6.50%             29    15,469,714        2.12       5.707       732       533,438   78.95      89.48     8.40    74.02
6.51 - 7.00%             32    17,131,647        2.34       5.303       726       535,364   78.47      92.01    15.28    87.38
7.01 - 7.50%              4     2,388,762        0.33       4.801       733       597,190   74.76      82.64    58.14    62.63
7.51 - 8.00%              8     7,878,259        1.08       5.632       700       984,782   69.35      76.31     0.00    54.04
9.01% & Above            12     7,876,103        1.08       6.152       706       656,342   77.59      95.75     0.00    79.81
                      -----   -----------      ------      ------       ---     ---------   -----      ------   -----   ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%     84.24%   45.95%  83.32%
                      =====  ============      ======      -=====       ===     ==-======   =====      =-====   =====   =====


                                                 Distribution by Interest Only Loans



                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.     Pct.
  Interest              Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full    Owner
Only Loans            Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc    Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---      ---    -------
N                       203   $57,995,709        7.94%     6.020%       704      $285,693   74.01%     79.13%   31.82%  76.59%
Y                     2,053   672,583,673       92.06      5.922        715       327,610   75.47      84.68    47.17   83.90
                      -----   -----------      ------      ------       ---     ---------   -----      ------   -----   ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%     84.24%   45.95%  83.32%
                      =====  ============      ======      ======       ===     =========   =====      ======   =====   =====


                                                 Distribution by Interest Only Term


                                               Pct. Of     Weighted  Weighted             Weighted     Weighted
                      Number                   Pool By       Avg.      Avg.       Avg.       Avg.       Avg.     Pct.      Pct.
  Interest              Of       Principal     Principal    Gross    Current   Principal   Original   Combined   Full     Owner
  Only Term           Loans       Balance      Balance      Coupon     FICO      Balance     LTV        LTV      Doc    Occupied
-------------         -----       -------      -------      ------     ----     -------      ---        ---      ---     ------
0                       203   $57,995,709        7.94%      6.020%      704       $285,693  74.01%     79.13%  31.82%     76.59%
24                        1       373,760        0.05       6.250       700       373,760   80.00      90.00    0.00     100.00
36                       52    27,725,838        3.80       6.030       722       533,189   75.77      85.72   15.61      88.64
60                    1,506   433,422,781       59.33       5.939       712       287,797   75.49      83.64   62.25      83.13
84                       21     5,670,995        0.78       5.976       723       270,047   79.56      86.50   88.79      77.96
120                     473   205,390,299       28.11       5.870       721       434,229   75.29      86.67   18.54      85.03
                      -----   -----------      ------      ------       ---     ---------   -----     ------   -----     ------
Total:                2,256  $730,579,382      100.00%     5.930%       714      $323,838   75.36%    84.24%   45.95%    83.32%
                      =====  ============      ======      ======       ===     =========   =====     ======   =====     =====







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $862,232,000, a term of 58 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.





The Interest Rate Corridor Notional Amount Amortization Schedule
-----------------------------------------------------------------

                                                                                Interest Rate
Distribution Period                                                                Corridor
     (months)                     Distribution Date   Strike Rate (%)        Notional Amount ($)
-------------------               -----------------   --------------         -------------------
        1                              25-Aug-05         5.82673                862,232,000.00
        2                              25-Sep-05         5.51442                836,577,675.76
        3                              25-Oct-05         5.70730                811,667,384.94
        4                              25-Nov-05         5.73661                787,488,515.20
        5                              25-Dec-05         6.21616                764,021,619.49
        6                              25-Jan-06         6.01606                741,246,282.83
        7                              25-Feb-06         6.01814                719,140,154.76
        8                              25-Mar-06         6.69096                697,683,014.50
        9                              25-Apr-06         6.02416                676,855,817.23
        10                             25-May-06         6.31245                656,640,076.80
        11                             25-Jun-06         6.22246                637,018,403.49
        12                             25-Jul-06         6.49358                617,973,843.74
        13                             25-Aug-06         6.32571                599,488,797.08
        14                             25-Sep-06         6.37629                581,546,555.19
        15                             25-Oct-06         6.64692                564,131,162.52
        16                             25-Nov-06         6.42919                547,227,136.23
        17                             25-Dec-06         6.65566                530,819,396.13
        18                             25-Jan-07         6.43836                514,893,300.22
        19                             25-Feb-07         6.45822                499,434,881.57
        20                             25-Mar-07         7.23348                484,430,749.27
        21                             25-Apr-07         6.53397                469,870,959.81
        22                             25-May-07         6.78682                455,738,402.72
        23                             25-Jun-07         6.57085                442,020,671.67
        24                             25-Jul-07         6.80330                428,705,997.02
        25                             25-Aug-07         6.58639                415,782,192.54
        26                             25-Sep-07         6.60676                403,237,807.58
        27                             25-Oct-07         6.84813                391,062,425.73
        28                             25-Nov-07         6.63357                379,244,446.53
        29                             25-Dec-07         6.86898                367,773,347.87
        30                             25-Jan-08         6.64618                356,639,026.17
        31                             25-Feb-08         6.66020                345,831,555.50
        32                             25-Mar-08         7.15762                335,341,284.58
        33                             25-Apr-08         6.69386                325,159,510.89
        34                             25-May-08         7.27115                315,276,606.56
        35                             25-Jun-08         7.28938                305,685,084.02
        36                             25-Jul-08         7.54886                296,367,061.15
        37                             25-Aug-08         7.31026                287,322,680.33
        38                             25-Sep-08         7.24078                282,362,303.38
        39                             25-Oct-08         7.48952                274,062,899.82
        40                             25-Nov-08         7.26653                266,007,237.85


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                                                Interest Rate
Distribution Period                                                                Corridor
     (months)                     Distribution Date   Strike Rate (%)        Notional Amount ($)
-------------------               -----------------   --------------         -------------------

        41                             25-Dec-08         7.52469                258,188,295.62
        42                             25-Jan-09         7.27753                250,599,094.10
        43                             25-Feb-09         7.28234                243,232,783.45
        44                             25-Mar-09         8.08928                236,082,826.44
        45                             25-Apr-09         7.28764                229,142,867.77
        46                             25-May-09         7.54368                222,406,743.60
        47                             25-Jun-09         7.36885                215,868,487.88
        48                             25-Jul-09         7.62640                209,523,613.31
        49                             25-Aug-09         7.37628                203,365,072.52
        50                             25-Sep-09         7.37939                197,387,396.73
        51                             25-Oct-09         7.63609                191,585,277.59
        52                             25-Nov-09         7.38590                185,953,562.47
        53                             25-Dec-09         7.64367                180,487,249.92
        54                             25-Jan-10         7.41003                175,181,492.71
        55                             25-Feb-10         7.41636                170,031,570.60
        56                             25-Mar-10         8.24682                165,032,517.61
        57                             25-Apr-10         7.44087                160,087,923.14
        58                             25-May-10         7.88853                155,252,481.39
        59 & Above                     25-Jun-10         N/A                    N/A

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.